                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     4
Glossary of Terms..............................     5
Portfolio Management Review....................     6
Portfolio Highlights...........................     9
Portfolio of Investments.......................    10
Statement of Assets and Liabilities............    13
Statement of Operations........................    14
Statement of Changes in Net Assets.............    15
Financial Highlights...........................    16
Notes to Financial Statements..................    19

UTLF SAR  2/98

                             LETTER TO SHAREHOLDERS



February 1, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed                       [PHOTO]
into law by President Clinton in
August creates many new opportunities
for you and your family to take a more
active role in achieving your              DENNIS J. MCDONNELL AND DON G. POWELL
long-term financial goals.
    Most Americans will benefit from the bill's
$95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause

                                                           Continued on page two
the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average ("DJIA") completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
    But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
    Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK
    We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS
Six-month total return based on NAV(1)...    18.94%     18.49%     18.43%

Six-month total return(2)................    12.12%     14.49%     17.43%

One-year total return(2).................    18.50%     20.69%     23.70%

Life-of-Fund average annual total
  return(2)..............................    10.11%     10.49%     10.55%

Commencement date........................  07/28/93   07/28/93   08/13/93

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services as ushered in by revised state legislation.

DOW JONES INDUSTRIAL AVERAGE (DJIA): The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (FED): A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REGIONAL BELL OPERATING COMPANIES (RBOCs): Local telephone service companies, formed in 1984 after the break-up of "Ma Bell." Sometimes referred to as LECs, or local exchange companies, RBOCs are currently able to compete with long-distance companies to offer long-distance and international calls.

REAL ESTATE INVESTMENT TRUSTS (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

VALUATION: The estimated or determined worth of a stock, based on its current price relative to its earnings.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

We recently spoke with the management team of the Van Kampen American Capital Utility Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Christine Drusch, portfolio manager, Matthew Hart, associate portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the period ended December 31, 1997.

Q     WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND DURING THE REPORTING
      PERIOD?

A During the past six months, moderate economic growth and historically low inflation provided a favorable environment for equity investments and drove the U.S. stock market to new heights. After peaking in early August, heightened volatility in the Dow Jones Industrial Average (DJIA) during the last few months of the year threatened to overshadow a very positive period for the U.S. stock market. October was marked by turbulence, as economic weakness in Asia created a worldwide ripple effect. The widespread collapse of currencies and stock prices in the Far East led to weakening economies and widening trade deficits with many Southeast Asian nations. In response, U.S. markets initially suffered significant drops, but had largely recovered by the end of the reporting period.
    Encouraged by falling interest rates and in search of defensive investments, many investors turned their attention toward utility investments. Utility stocks returned the renewed attention in kind, bouncing back from troubles in the first six months of 1997 with 17-percent plus returns.

Q     HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE FACTORS?

A At the beginning of the reporting period, we found opportunities in both stocks and bonds. Our equity position improved the Fund's growth potential, while the Fund's debt component benefited from falling interest rates. As the stock market gained new ground, however, equities became more expensive, which led us to shift some sector weightings to maintain the Fund's potential for appreciation.
    We decreased the Fund's position in the electric utility sector to an approximate 44 percent weighting in the portfolio. Deregulation in this industry has increased competition on a national level, allowing companies with generating capacity to distribute their services to individual electric companies across the country. As a result, generating companies have become very price competitive, particularly companies with nuclear power.

Within the Fund's portfolio, we sold those companies that were reliant on generating distributors, which were hurt by higher operating costs.
    As we moved assets out of electric utilities, we increased the Fund's holdings in natural gas companies, which now account for approximately 16 percent of the portfolio. Low inventories and increased consumption made this an especially attractive sector during the period. As recent as a few years ago, gas was overabundant, but that bubble has subsided and been met with rising demand for environmentally "clean" fuel. We continue to see opportunity and price potential in this sector, as well as in oil and gas distribution companies, which gained increased representation in the portfolio.
    Our holdings in the telephone industry continued to be defensive, due to the ongoing competition between long-distance carriers and regional telephone companies. The telephone companies we have added to the portfolio have predominately been international. We did increase the Fund's holdings in telecommunications equipment companies, which show increased growth potential after a year marked by large-scale consolidations. This high-margin, high-growth industry accounted for approximately one percent of the Fund's holdings six months ago, and has grown to over three percent at year-end. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A For the six-month period ended December 31, 1997, the Fund generated a total return of 18.94 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned 20.38 percent, while the Lipper Utility Fund Index returned 17.04 percent for the period. The S&P 40 Utilities Index is a broad based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We believe that the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and the stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

    Remember that the U.S. stock market is still enjoying the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.
    In an area characterized by change, we will continue to seek out new and profitable opportunities in all segments of the utility sector. And, in keeping with the expectations of the Fund's shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolio to unwarranted risk. As always, we will search for what we believe are the best investments at the best price, diversify broadly, and maintain a long-term investment horizon.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
Christine Drusch

Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                              AS OF                  AS OF
                                        DECEMBER 31, 1997        JUNE 30, 1997
CMS Energy Corp..................       3.3%  ............           2.9%
Pinnacle West Capital Corp.......       3.2%  ............           2.1%
Portugal Telecom SA-ADR..........       3.2%  ............           1.7%
Boston Edison Co.................       3.1%  ............           2.3%
GPU, Inc. .......................       3.0%  ............           2.8%
FPL Group, Inc. .................       3.0%  ............           2.5%
Southern Co. ....................       2.9%  ............           2.6%
Firstenergy Corp.................       2.7%  ............            N/A
OGE Energy Corp..................       2.7%  ............           2.4%
SBC Communications, Inc. ........       2.7%  ............           2.4%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1997                            AS OF JUNE 30, 1997
Electric Utilities..........  44.0%                Electric Utilities..........  48.8%
Telecommunications..........  33.4%                Telecommunications..........  30.2%
Oil, Gas, Pipeline and                             Oil, Gas, Pipeline and
  Distribution..............  13.3%                  Distribution..............  12.3%
Real Estate Investment                             Real Estate Investment
  Trusts....................   4.3%                  Trusts....................   4.1%
Natural Gas Pipeline and                           Natural Gas Pipeline and
  Distribution..............   3.5%                  Distribution..............   3.0%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS


AS OF DECEMBER 31, 1997                                AS OF JUNE 30, 1997
Stocks ..............  87.1%                           Stocks ..............  81.2%
Bonds ...............   8.1%                           Bonds ...............  11.4%
Convertibles ........   1.0%                           Convertibles ........   1.9%
Cash and Short-term                                    Cash and Short-term
  Investments .......   3.3%                             Investments .......   3.5%
Other ...............   0.5%                           Other ...............   2.0%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  91.5%
ELECTRIC UTILITIES  42.5%
AES Corp. (a)...............................................    43,000  $  2,004,875
Boston Edison Co. ..........................................   120,000     4,545,000
Calenergy Inc. .............................................    25,000       718,750
Cinergy Corp. ..............................................    73,000     2,796,813
CMS Energy Corp. ...........................................   110,000     4,846,875
Consolidated Edison Co. ....................................    40,000     1,640,000
DTE Energy Co. .............................................    50,000     1,734,375
Edison International........................................    26,200       712,312
Firstenergy Corp. ..........................................   138,000     4,002,000
Florida Progress Corp. .....................................    96,000     3,768,000
FPL Group, Inc. ............................................    74,000     4,379,875
GPU, Inc. ..................................................   104,175     4,388,372
Houston Industries, Inc. ...................................    69,000     1,841,438
New Century Energies, Inc. .................................    79,000     3,787,062
OGE Energy Corp. ...........................................    72,000     3,937,500
Pinnacle West Capital Corp. ................................   111,600     4,729,050
Public Service Co. of New Mexico............................   110,000     2,605,625
Sierra Pacific Resources....................................   100,000     3,750,000
Southern Co. ...............................................   163,000     4,217,625
Texas Utilities Co. ........................................    40,000     1,662,500
                                                                        ------------
                                                                          62,068,047
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.5%
Consolidated Natural Gas Co. ...............................    33,000     1,996,500
National Fuel Gas Co. NJ....................................    31,000     1,509,313
Wicor, Inc. ................................................    36,000     1,671,750
                                                                        ------------
                                                                           5,177,563
                                                                        ------------
OIL, GAS, PIPELINE AND DISTRIBUTION  10.6%
Coastal Corp. ..............................................    54,000     3,344,625
Columbia Gas Systems, Inc. .................................    37,000     2,906,812
El Paso Natural Gas Co. ....................................    50,000     3,325,000
MCN Corp. ..................................................    19,000       767,125
Nicor, Inc. ................................................    50,000     2,109,375
Southwest Gas Corp. ........................................   100,000     1,868,750
Tejas Gas Corp. (a).........................................    20,000     1,225,000
                                                                        ------------
                                                                          15,546,687
                                                                        ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS  4.3%
Excel Reality Trust, Inc. - Convertible Preferred...........    50,000  $  1,517,188
Meditrust...................................................    90,120     3,300,645
Prentiss Properties Trust...................................    50,000     1,396,875
                                                                        ------------
                                                                           6,214,708
                                                                        ------------
TELECOMMUNICATIONS  30.6%
Airtouch Communications, Inc. (a)...........................    50,000     2,078,125
Ameritech Corp. ............................................    48,000     3,864,000
AT&T Corp. .................................................    38,600     2,364,250
Bell Atlantic Corp. ........................................    19,968     1,817,088
BellSouth Corp. ............................................    67,000     3,772,938
Cable & Wireless, PLC - ADR (United Kingdom)................   136,000     3,697,500
China Telecom-ADR (China) (a)...............................    82,000     2,752,125
Cincinnati Bell, Inc. ......................................    86,000     2,666,000
France Telecom-ADR (France) (a) ............................    20,000       720,000
Portugal Telecom SA - ADR (Portugal)........................   100,000     4,700,000
SBC Communications, Inc. ...................................    53,000     3,882,250
Tele Denmark A/S - ADR (Denmark)............................    50,000     1,540,625
Telecom Italia SPA - ADR (Italy)............................    37,000     2,368,000
Telecomunicacoes Brasileiras - ADR (Brazil).................     8,000       931,500
Teleport Communications Group (a)...........................    62,000     3,402,250
Telestra Corp. - ADR (Australia) (a)........................    11,700       488,475
U.S. West Media Group.......................................    81,000     3,655,125
                                                                        ------------
                                                                          44,700,251
                                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS.....................................   133,707,256
                                                                        ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  8.5%
         CABLE TELEVISION  1.5%
$1,000   Continental Cablevision, Inc. ..................   8.300%  05/15/06  $  1,091,500
 1,000   Cox Communications, Inc. .......................   6.875   06/15/05     1,035,700
                                                                              ------------
                                                                                 2,127,200
                                                                              ------------
         ELECTRIC UTILITIES  1.5%
 1,000   Texas Utilities Electric Co. ...................   8.250   04/01/04     1,096,394
 1,000   Union Electric Co. .............................   7.375   12/15/04     1,061,450
                                                                              ------------
                                                                                 2,157,844
                                                                              ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  2.7%
 1,000   Enron Corp. ....................................   7.125   05/15/07     1,045,300
 1,000   NGC Corp. ......................................   6.750   12/15/05     1,018,400
   500   Panhandle Eastern Pipeline Co. .................   7.875   08/15/04       540,860
   100   Texas Eastern Transmission Corp. ...............   8.000   07/15/02       106,940
 1,090   Texas Gas Transmission Corp. ...................   8.625   04/01/04     1,217,203
                                                                              ------------
                                                                                 3,928,703
                                                                              ------------
         TELECOMMUNICATIONS  2.8%
 1,000   360 Communications..............................   7.125   03/01/03     1,023,720
   900   GTE Corp. ......................................   9.375   12/01/00       975,510
 1,000   Sprint Corp. ...................................   8.125   07/15/02     1,070,200
 1,000   Worldcom, Inc. .................................   7.750   04/01/07     1,077,500
                                                                              ------------
                                                                                 4,146,930
                                                                              ------------
TOTAL FIXED INCOME SECURITIES...............................................    12,360,677
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $113,131,024).......................................................   146,067,933
SHORT-TERM INVESTMENTS  3.3%
  (Cost $5,033,392).........................................................     5,033,392
                                                                              ------------
TOTAL INVESTMENTS  99.5%
  (Cost $118,164,416).......................................................   151,101,325
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................................       736,351
                                                                              ------------
NET ASSETS  100.0%..........................................................  $151,837,676
                                                                              ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $118,164,416).......................  $151,101,325
Cash........................................................         5,088
Receivables:
  Fund Shares Sold..........................................     1,024,957
  Dividends.................................................       210,693
  Interest..................................................       181,336
Unamortized Organizational Costs............................        13,066
Other.......................................................         4,074
                                                              ------------
      Total Assets..........................................   152,540,539
                                                              ------------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       227,492
  Fund Shares Repurchased...................................       209,338
  Investment Advisory Fee...................................        80,962
Trustees' Deferred Compensation and Retirement Plans........        93,379
Accrued Expenses............................................        91,692
                                                              ------------
      Total Liabilities.....................................       702,863
                                                              ------------
NET ASSETS..................................................  $151,837,676
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $129,366,692
Net Unrealized Appreciation.................................    32,936,909
Accumulated Undistributed Net Investment Income.............       213,377
Accumulated Net Realized Loss...............................   (10,679,302)
                                                              ------------
NET ASSETS..................................................  $151,837,676
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $60,745,006 and 3,656,931 shares of
    beneficial interest issued and outstanding).............  $      16.61
    Maximum sales charge (5.75%* of offering price).........          1.01
                                                              ------------
    Maximum offering price to public........................  $      17.62
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,780,379 and 5,169,188 shares of
    beneficial interest issued and outstanding).............  $      16.59
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,312,291 and 320,369 shares of
    beneficial interest issued and outstanding).............  $      16.58
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $205)........    $ 2,065,779
Interest....................................................        675,835
                                                                -----------
    Total Income............................................      2,741,614
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $66,025, $406,222 and $24,922,
  respectively).............................................        497,169
Investment Advisory Fee.....................................        451,812
Shareholder Services........................................        173,748
Custody.....................................................         36,840
Legal.......................................................         14,542
Trustees' Fees and Expenses.................................         13,018
Amortization of Organizational Costs........................         11,592
Other.......................................................        116,116
                                                                -----------
    Total Expenses..........................................      1,314,837
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,426,777
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 2,604,122
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     12,907,034
  End of the Period:
    Investments.............................................     32,936,909
                                                                -----------
Net Unrealized Appreciation During the Period...............     20,029,875
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $22,633,997
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $24,060,774
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         December 31, 1997    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................       $  1,426,777      $   5,126,338
Net Realized Gain....................................          2,604,122         10,817,404
Net Unrealized Appreciation
  During the Period..................................         20,029,875          1,002,087
                                                            ------------      -------------
Change in Net Assets from Operations.................         24,060,774         16,945,829
                                                            ------------      -------------

Distributions from Net Investment Income:
  Class A Shares.....................................           (729,396)        (2,064,034)
  Class B Shares.....................................           (816,163)        (2,700,742)
  Class C Shares.....................................            (50,795)          (153,673)
                                                            ------------      -------------
                                                              (1,596,354)        (4,918,449)
                                                            ------------      -------------

Distributions from Net Realized Gain:
  Class A Shares.....................................         (8,296,668)          (683,737)
  Class B Shares.....................................        (11,705,218)        (1,114,278)
  Class C Shares.....................................           (745,987)           (63,379)
                                                            ------------      -------------
                                                             (20,747,873)        (1,861,394)
                                                            ------------      -------------
Total Distributions..................................        (22,344,227)        (6,779,843)
                                                            ------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................          1,716,547         10,165,986
                                                            ------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................         20,979,428         50,324,196
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         19,557,769          5,538,900
Cost of Shares Repurchased...........................        (31,091,399)       (80,912,740)
                                                            ------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...          9,445,798        (25,049,644)
                                                            ------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS................         11,162,345        (14,883,658)
NET ASSETS:
Beginning of the Period..............................        140,675,331        155,558,989
                                                            ------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of $213,377 and
  $382,954, respectively)............................       $151,837,676      $ 140,675,331
                                                            ============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               From July 28, 1993
                                                                                 (Commencement
                                                       Year Ended June 30,       of Investment
                               Six Months Ended    ---------------------------   Operations) to
        Class A Shares         December 31, 1997    1997      1996      1995     June 30, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................       $16.441       $15.298   $13.386   $12.906      $14.300
                                     -------       -------   -------   -------      -------
Net Investment Income.........          .217          .637      .538      .595         .479
Net Realized and Unrealized
  Gain/Loss...................         2.835         1.317     2.077      .485       (1.513)
                                     -------       -------   -------   -------      -------
Total from Investment
  Operations..................         3.052         1.954     2.615     1.080       (1.034)
                                     -------       -------   -------   -------      -------
Less:
  Distributions from Net
    Investment Income.........          .240          .610      .703      .600         .323
  Distributions from Net
    Realized Gain.............         2.642          .201       -0-       -0-         .037
                                     -------       -------   -------   -------      -------
Total Distributions...........         2.882          .811      .703      .600         .360
                                     -------       -------   -------   -------      -------
Net Asset Value, End of the
  Period......................       $16.611       $16.441   $15.298   $13.386      $12.906
                                     =======       =======   =======   =======      =======
Total Return (a)..............        18.94%*       13.20%    19.93%     8.70%       (7.38%)*
Net Assets at End of the
  Period
  (In millions)...............         $60.7         $52.5     $57.7     $50.4        $51.5
Ratio of Expenses to Average
  Net Assets (b)..............         1.42%         1.41%     1.38%     1.34%        1.34%
Ratio of Net Investment Income
  to Average Net Assets (b)...         2.50%         4.03%     3.61%     4.55%        4.10%
Portfolio Turnover............           13%*         102%      121%      109%         102%*
Average Commission Paid Per
  Equity Share Traded (c).....        $.0599        $.0601    $.0590        --           --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                   From July 28, 1993
                                                                                     (Commencement
                                                         Year Ended June 30,         of Investment
                                 Six Months Ended    ---------------------------     Operations) to
        Class B Shares          December 31, 1997     1997      1996      1995       June 30, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................       $16.434         $15.296   $13.356   $12.880        $ 14.300
                                     -------         -------   -------   -------        --------
Net Investment Income.........          .161            .519      .426      .507            .394
Net Realized and Unrealized
  Gain/Loss...................         2.821           1.314     2.080      .461         (1.519)
                                     -------         -------   -------   -------        --------
Total from Investment
  Operations..................         2.982           1.833     2.506      .968         (1.125)
                                     -------         -------   -------   -------        --------
Less:
  Distributions from Net
    Investment Income.........          .180            .494      .566      .492            .258
  Distributions from Net
    Realized Gain.............         2.642            .201       -0-       -0-            .037
                                     -------         -------   -------   -------        --------
Total Distributions...........         2.822            .695      .566      .492            .295
                                     -------         -------   -------   -------        --------
Net Asset Value, End of the
  Period......................       $16.594         $16.434   $15.296   $13.356        $ 12.880
                                     =======         =======   =======   =======        ========
Total Return (a)..............        18.49%*         12.30%    19.08%     7.80%         (8.02%)*
Net Assets at End of the
  Period
  (In millions)...............         $85.8           $83.3     $92.9     $81.0           $83.7
Ratio of Expenses to Average
  Net Assets (b)..............         2.18%           2.17%     2.13%     2.05%           2.06%
Ratio of Net Investment Income
  to Average Net Assets (b)...         1.78%           3.27%     2.86%     3.84%           3.36%
Portfolio Turnover............           13%*           102%      121%      109%            102%*
Average Commission Paid Per
  Equity Share Traded (c).....        $.0599          $.0601    $.0590        --              --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              From August 13, 1993
                                                  Year Ended June 30,           (Commencement of
                          Six Months Ended    ---------------------------       Distribution) to
     Class C Shares       December 31, 1997    1997      1996      1995           June 30, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................       $16.426        $15.290   $13.356   $12.868            $14.460
                               -------        -------   -------   -------            -------
Net Investment Income...          .159           .503      .470      .482               .330
Net Realized and
  Unrealized
  Gain/Loss.............         2.819          1.328     2.030      .498             (1.627)
                               -------        -------   -------   -------            -------
Total from Investment
  Operations............         2.978          1.831     2.500      .980             (1.297)
                               -------        -------   -------   -------            -------
Less:
  Distributions from Net
    Investment Income...          .180           .494      .566      .492               .258
  Distributions from Net
    Realized Gain.......         2.642           .201       -0-       -0-               .037
                               -------        -------   -------   -------            -------
Total Distributions.....         2.822           .695      .566      .492               .295
                               -------        -------   -------   -------            -------
Net Asset Value, End of
  the Period............       $16.582        $16.426   $15.290   $13.356            $12.868
                               =======        =======   =======   =======            =======
Total Return (a)........        18.43%*        12.37%    19.00%     7.88%             (9.11%)*
Net Assets at End of the
  Period (In
  millions).............          $5.3           $4.9      $5.0      $1.3               $1.1
Ratio of Expenses to
  Average Net Assets
  (b)...................         2.18%          2.17%     2.13%     2.09%              2.05%
Ratio of Net Investment
  Income to Average Net
  Assets (b)............         1.76%          3.23%     2.78%     3.80%              3.38%
Portfolio Turnover......           13%*          102%      121%      109%               102%*

Average Commission Paid
  Per Equity Share
  Traded (c)............        $.0599         $.0601    $.0590        --                 --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $118,164,416; the aggregate gross unrealized appreciation is $33,258,162 and the aggregate gross unrealized depreciation is $321,253, resulting in net unrealized appreciation of $32,936,909.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $39,600 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $125,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 100 shares each of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $52,668,465, $72,260,347 and
$4,437,880 for Classes A, B and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,001,299   $ 17,156,319
  Class B..........................................       201,367      3,420,414
  Class C..........................................        23,559        402,695
                                                       ----------   ------------
Total Sales........................................     1,226,225   $ 20,979,428
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       502,538   $  8,224,784
  Class B..........................................       661,824     10,823,114
  Class C..........................................        31,198        509,871
                                                       ----------   ------------
Total Dividend Reinvestment........................     1,195,560   $ 19,557,769
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,038,977)  $(17,496,506)
  Class B..........................................      (761,271)   (13,012,493)
  Class C..........................................       (33,792)      (582,400)
                                                       ----------   ------------
Total Repurchases..................................    (1,834,040)  $(31,091,399)
                                                       ==========   ============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,620,830   $ 41,844,771
  Class B..........................................       496,213      7,650,734
  Class C..........................................        55,249        828,691
                                                       ----------   ------------
Total Sales........................................     3,172,292   $ 50,324,196
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       146,956   $  2,266,380
  Class B..........................................       203,976      3,135,954
  Class C..........................................         8,882        136,566
                                                       ----------   ------------
Total Dividend Reinvestment........................       359,814   $  5,538,900
                                                       ==========   ============
Repurchases:
  Class A..........................................    (3,344,356)  $(53,090,333)
  Class B..........................................    (1,709,336)   (26,459,861)
  Class C..........................................       (89,228)    (1,362,546)
                                                       ----------   ------------
Total Repurchases..................................    (5,142,920)  $(80,912,740)
                                                       ==========   ============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

    For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $5,000 and CDSC on redeemed shares of approximately $107,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $17,247,998 and $29,713,577, respectively.

5. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $311,300.

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


        TAX NOTICE TO CORPORATE
             SHAREHOLDERS
For 1997, 66.83% of the dividends taxable as ordinary Income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                  TABLE OF CONTENTS

Letter to Shareholders..........................................      1
Portfolio Management Review.....................................      3
Portfolio of Investments........................................      6
Statement of Assets and Liabilities.............................      9
Statement of Operations.........................................     10
Statement of Changes in Net Assets..............................     11
Financial Highlights............................................     12
Notes to Financial Statements...................................     15

GAC SAR 2/98

                             LETTER TO SHAREHOLDERS


February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.
     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.






                                 1                         Continued on page two

MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average (DJIA) completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
         As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                           PORTFOLIO MANAGEMENT REVIEW
            VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

We recently spoke to the management team of the Van Kampen American Capital Great American Companies Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Evan Harrel and Stephen L. Boyd, portfolio comanagers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.

Q   WHAT WAS THE MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. After peaking at 8259 in early August, the Dow Jones Industrial
Average (DJIA) entered several months of heightened volatility. This period culminated in October, when the stock market became very sensitive to economic turmoil in Southeast Asia and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.
    Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A The Fund invests in successful, established U.S. companies that have been market leaders in their respective fields. We believe these companies will be able to sustain their position and outperform the broad market over time.
Although quality is our primary consideration, we also screen potential holdings for attractive valuations relative to their growth rates. Finally, we diversify the Fund among many market sectors to gain exposure to high-quality companies across a spectrum of industries.
    Using a "bottom-up" stock selection process, we look for companies with the following criteria: First, the company should have a high return on equity, which indicates strong cash flows. Second, the company should maintain a lower-than-average ratio of debt to capital. And third, the company should reinvest its profits at a high rate. The second and third points are important because they suggest the company is reinvesting its cash, and this often translates into sustained growth.

Q   WHAT SECTORS AND SECURITIES HAD A SIGNIFICANT IMPACT ON THE PORTFOLIO?

A The portfolio tends to reflect where we find the best opportunities on a stock by stock basis, rather than indicating a preference for particular industry sectors. However, we did find many attractive securities in the retail or consumer distribution sector. Thanks to steady economic growth and low unemployment, consumer income is thriving, which translates into increased spending at the retail level. Most of the retailers in the portfolio are domestically oriented, which has insulated them from the recent volatility in the global markets, and valuations remain attractive. In one change to this sector, we sold our holdings in Staples and established a position in Office Max.
    The moderate growth, low inflation, and favorable interest rates we've enjoyed lately have been positive for the finance sector. The Fund was supported by the performance of Allstate (personal property and casualty insurance) and Nationwide Financial Services (annuity products). Another significant contributor was consumer non-durables, where packaged food companies such as Sara Lee Corp., CPC International, and Nabisco Holdings performed well. Sara Lee Corp. recently announced the restructuring of several non-core businesses that generated lower returns than its food operations, and its stock price appreciated over 30 percent during the period. Past performance does not guarantee future results.

Q   WHAT FACTORS WORKED AGAINST THE FUND?

A One area that has suffered in the past six months is health maintenance organizations (HMOs). HMOs have been squeezed between their accelerating costs and their inability to raise prices, and many of these organizations have seen a downward trend in stock prices. Aetna has been a big disappointment for the Fund, as its stock price plummeted 34 percent during the period. We sold most of our holdings before Aetna had its biggest price declines, which minimized its impact on the portfolio. Also, the situation in Asia took a toll on the technology sector, but our modest position there reduced its effect on the Fund.

Q   HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A The Fund achieved a six-month total return of 10.52 percent for Class A shares at net asset value. The Fund generated total returns of 4.15 percent, 22.47 percent, and 26.19 percent for Class A shares reflecting the maximum sales charge for six-months, 12-months, and the life of the Fund, respectively. By comparison, the Standard & Poor's 500-Stock Index returned
9.82 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 10.98 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

A We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.
    The Fund will continue to invest in companies with solid earnings outlooks that we believe can succeed in a variety of market environments and are priced appropriately. Given the murky economic picture, we believe this is a prudent approach. The Great American Companies Fund's focus on high-quality U.S. companies is compatible with the growing trend in the market, as investor sentiment shifts back to larger, well-established, domestically based companies. Overall, we expect stock selection to play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.


[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
Evan Harrel

Portfolio Comanager


[SIG]
Stephen L. Boyd

Portfolio Comanager

VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND


                           PORTFOLIO OF INVESTMENTS

                        December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                      Shares             Market Value
--------------------------------------------------------------------------------
COMMON STOCKS  93.0%
CONSUMER DISTRIBUTION  8.8%
AutoZone, Inc. (a)..............................     500          $      14,500
Federated Department Stores, Inc..(a) ..........     500                 21,531
Kroger Co. (a)..................................     500                 18,469
Lear Corp. (a)..................................     500                 23,750
Office Max Inc..(a) ............................   2,500                 35,625
Sysco Corp......................................     600                 27,337
                                                                  -------------
                                                                        141,212
                                                                  -------------
CONSUMER DURABLES  1.8%
Ford Motor Co...................................     600                 29,213
                                                                  -------------
CONSUMER NON-DURABLES  17.1%
Avon Products, Inc..............................     500                 30,687
Clorox Co.......................................     400                 31,625
Colgate-Palmolive Co............................     400                 29,400
CPC International, Inc. (a).....................     300                 32,325
Dial Corp.......................................   1,500                 31,219
Kimberly Clark Corp.............................     300                 14,794
Nabisco Holdings Corp., Class A.................     800                 38,750
Philip Morris Cos., Inc.........................     500                 22,656
Sara Lee Corp...................................     500                 28,156
Pepsico Inc.....................................     400                 14,575
                                                                  -------------
                                                                        274,187
                                                                  -------------
CONSUMER SERVICES  14.9%
Brinker International, Inc. (a).................   1,000                 16,000
Cox Communications, Inc., Class A (a)...........     900                 36,056
Cracker Barrel Old Country Store, Inc. (a)......     800                 26,700
Host Marriott Corp. (a).........................   1,500                 29,438
New York Times Co., Class A.....................     400                 26,450
Omnicom Group, Inc..............................     800                 33,900
TCI, Inc. Class A (a)...........................     600                 16,763
TCI Ventures Group, Series A (a)................     500                 14,156
Time Warner, Inc................................     400                 24,800
Walt Disney Co..................................     150                 14,859
                                                                  -------------
                                                                        239,122
                                                                  -------------




                                               See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                        December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                      Shares             Market Value
--------------------------------------------------------------------------------
ENERGY  8.8%
Amoco Corp....................................       200          $      17,025
Coastal Corp..................................       400                 24,775
Exxon Corp....................................       600                 36,713
Unocal Corp...................................       500                 19,406
Western Atlas, Inc. (a).......................       200                 14,800
Williams Cos., Inc............................     1,000                 28,375
                                                                  -------------
                                                                        141,094
                                                                  -------------
FINANCE  12.6%
Allstate Corp.................................       300                 27,262
American Express Co...........................       200                 17,850
American General Corp.........................       400                 21,625
Chase Manhattan Corp..........................       200                 21,900
Conseco, Inc..................................       400                 18,175
Federal National Mortgage Assn................       600                 34,237
Household International, Inc..................       200                 25,513
MGIC Investment Corp..........................       200                 13,300
Nationwide Financial Services, Inc., Class A..       600                 21,675
                                                                  -------------
                                                                        201,537
                                                                  -------------
HEALTHCARE  10.1%
Arterial Vascular Engineering, Inc. (a).......       400                 26,000
Bristol-Myers Squibb Co.......................       300                 28,387
Guidant Corp..................................       300                 18,675
Lilly (Eli) & Co..............................       400                 27,850
MedPartners, Inc. (a).........................     1,200                 26,850
Pfizer, Inc...................................       300                 22,369
Warner-Lambert Co.............................       100                 12,400
                                                                  -------------
                                                                        162,531
                                                                  -------------
PRODUCER MANUFACTURING  5.0%
Honeywell, Inc................................       400                 27,400
ITT Corp. (a).................................       250                 20,719
USA Waste Services, Inc. (a)..................       800                 31,400
                                                                  -------------
                                                                         79,519
                                                                  -------------








                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                         December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

<Caption
Description                                      Shares            Market Value
-------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.2%
International Paper Co. ..........................   600          $      25,875
Praxair, Inc. ....................................   200                  9,000
                                                                  -------------
                                                                         34,875
                                                                  -------------
TECHNOLOGY  6.9%
America Online, Inc. (a) .........................   200                 17,837
Bay Networks, Inc. (a) ...........................   700                 17,894
Citrix Systems, Inc. (a) .........................   200                 15,200
International Business Machines Corp. ............   400                 41,825
Texas Instruments, Inc. ..........................   200                  9,000
VLSI Technology, Inc. (a) ........................   400                  9,450
                                                                  -------------
                                                                        111,206
                                                                  -------------
TRANSPORTATION  1.4%
US Xpress Enterprises, Inc. Class A (a) .......... 1,000                 22,125
                                                                  -------------
UTILITIES  3.4%
AT & T Corp. .....................................   500                 30,625
SBC Communications, Inc. .........................   100                  7,325
Teleport Communications Group, Class A (a) .......   300                 16,463
                                                                  -------------
                                                                         54,413
                                                                  -------------
TOTAL INVESTMENTS  93.0%
     (Cost $1,303,282) ......................................         1,491,034
OTHER ASSETS IN EXCESS OF LIABILITIES  7.0% .................           112,781
                                                                  -------------
NET ASSETS  100.0% ..........................................     $   1,603,815
                                                                  =============


(a) Non-income producing security as this stock does not currently declare dividends.




                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:

Total Investments (Cost $1,303,282) ...................................................   $     1,491,034
Cash ..................................................................................           111,398
Receivables:
  Investments Sold ....................................................................            12,076
  Dividends ...........................................................................             1,287
Unamortized Organizational Costs ......................................................            24,071
                                                                                          ---------------
    Total Assets ......................................................................         1,639,866
                                                                                          ---------------
LIABILITIES:
Payables:
  Investments Purchased ...............................................................            14,694
  Distributor and Affiliates ..........................................................             1,445
Trustees' Deferred Compensation and Retirement Plans ..................................            19,912
                                                                                          ---------------
    Total Liabilities .................................................................            36,051
                                                                                          ---------------
NET ASSETS ............................................................................   $     1,603,815
                                                                                          ===============
NET ASSETS CONSIST OF:
Capital ...............................................................................   $     1,396,619
Net Unrealized Appreciation ...........................................................           187,752
Accumulated Net Realized Gain .........................................................            37,916
Accumulated Net Investment Loss .......................................................           (18,472)
                                                                                          ---------------
NET ASSETS ............................................................................   $     1,603,815
                                                                                          ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $1,393,058 and 100,925 shares of beneficial interest issued and outstanding) ......            $13.80
    Maximum sales charge (5.75%* of offering price) ...................................              0.84
                                                                                          ---------------
    Maximum offering price to public ..................................................            $14.64
                                                                                          ===============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
     $102,247 and 7,407 shares of beneficial interest issued and outstanding) .........            $13.80
                                                                                          ===============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
     $108,510 and 7,861 shares of beneficial interest issued and outstanding) .........            $13.80
                                                                                          ===============

    * On sales of $50,000 or more, the sales charge will be reduced.




                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends ................................................................................   $     8,593
                                                                                                -----------
EXPENSES:
   Accounting ...............................................................................        11,440
   Shareholder Services .....................................................................         8,760
   Shareholder Reports ......................................................................         6,975
   Audit ....................................................................................         6,450
   Legal ....................................................................................         5,850
   Investment Advisory Fee ..................................................................         5,438
   Amortization of Organizational Costs .....................................................         4,032
   Trustees' Fees and Expenses ..............................................................         4,010
   Trustees' Retirement Plan ................................................................         3,228
   Custody ..................................................................................         3,031
   Registration and Filing ..................................................................         1,200
   Other ....................................................................................         1,702
                                                                                                -----------
          Total Expenses ....................................................................        62,116
          Less: Fees Waived and Expenses Reimbursed ($5,438 and $45,009, respectively)) .....        50,447
                Earnings Credits on Cash Balances ...........................................         2,031
                                                                                                -----------
          Net Expenses ......................................................................         9,638
                                                                                                -----------
NET INVESTMENT LOSS .........................................................................   $    (1,045)
                                                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:

   Net Realized Gain ........................................................................   $   163,717
                                                                                                -----------
   Unrealized Appreciation/Depreciation:
          Beginning of the Period ...........................................................       198,127

          End of the Period .................................................................       187,752
                                                                                                -----------
   Net Unrealized Depreciation During the Period ............................................       (10,375)
                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN ............................................................   $   153,342
                                                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................................   $   152,297
                                                                                                ===========

                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Six Months Ended           Year Ended
                                                                  December 31, 1997         June 30, 1997
---------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ...........................................     $       (1,045)        $         (369)
Net Realized Gain .............................................            163,717                 56,138
Net Unrealized Appreciation/Depreciation During the Period ....            (10,375)               176,652
                                                                    --------------         --------------
Change in Net Assets from Operations ..........................            152,297                232,421
                                                                    --------------         --------------
Distributions from and in Excess of Net Investment Income:
        Class A Shares ........................................            (12,532)                  (133)
        Class B Shares ........................................               (920)                  (123)
        Class C Shares ........................................               (976)                  (123)
                                                                    --------------         --------------
                                                                           (14,428)                  (379)
                                                                    --------------         --------------
Distributions from Net Realized Gain:
        Class A Shares ........................................           (154,061)                (6,296)
        Class B Shares ........................................            (11,307)                (5,847)
        Class C Shares ........................................            (11,999)                (5,847)
                                                                    --------------         --------------
                                                                          (177,367)               (17,990)
                                                                    --------------         --------------
Total Distributions ...........................................           (191,795)               (18,369)
                                                                    --------------         --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ...........            (39,498)               214,052
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .....................................                  0              1,005,024
Net Asset Value of Shares Issued Through
     Dividend Reinvestment ....................................            191,795                      0
                                                                    --------------         --------------
NET CHANGE IN NET ASETS FORM CAPITAL TRANSACTIONS .............            191,795              1,005,024
                                                                    --------------         --------------
TOTAL INCREASE IN NET ASSETS ..................................            152,297              1,219,076
NET ASSETS:
Beginning of the Period .......................................          1,451,518                232,442
                                                                    --------------         --------------
End of the Period (Including accumulated net investment
        loss of $18,472 and $2,999, respectively) .............     $    1,603,815         $    1,451,518
                                                                    ==============         ==============

                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                 December 27, 1995
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                           Six Months Ended        Year Ended     Operations) to
Class A Shares                                                             December 31, 1997      June 30, 1997    June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period ...............................   $       14.235     $       11.622    $        10.000
                                                                              --------------     --------------    ---------------
        Net Investment Income/Loss ........................................            0.011             (0.003)             0.019
        Net Realized and Unrealized Gain ..................................            1.439              3.535              1.603
                                                                              --------------     --------------    ---------------
   Total from Investment Operations .......................................            1.450              3.532              1.622
                                                                              --------------     --------------    ---------------
   Less:
        Distributions from and in Excess of Net Investment Income .........            0.142              0.019            ---
        Distributions from Net Realized Gain ..............................            1.740              0.900            ---
                                                                              --------------     --------------    ---------------
   Total Distributions ....................................................            1.882              0.919            ---
                                                                              --------------     --------------    ---------------
   Net Asset Value, End of the Period .....................................   $       13.803     $       14.235    $        11.622
                                                                              ==============     ==============    ===============

   Total Return * (a) .....................................................           10.52%**           32.29%             16.10%**

   Net Assets at End of the Period (In thousands) .........................         $1,393.1           $1,260.8              $81.4

   Ratio of Expenses to Average Net Assets* (b) ...........................            1.50%              1.59%              1.37%

   Ratio of Net Investment Income to Average Net Assets* ..................           (0.13%)            (0.08%)             0.33%

   Portfolio Turnover .....................................................              83%**             100%                48%**

   Average Commission Paid Per Equity Share Traded (c) ....................          $0.0437            $0.0320             $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets (b) ............................            7.99%             17.82%             18.46%

   Ratio of Net Investment Income to Average Net Assets ...................           (6.62%)           (16.31%)           (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .25%, .34% and .13% for the periods ended December 31, 1997, June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commission paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                 December 27, 1995
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                           Six Months Ended        Year Ended     Operations) to
Class B Shares                                                             December 31, 1997      June 30, 1997    June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period ...............................   $       14.237     $       11.622    $        10.000
                                                                              --------------     --------------    ---------------
        Net Investment Income/Loss ........................................            0.017             (0.007)             0.019
        Net Realized and Unrealized Gain ..................................            1.432              3.541              1.603
                                                                              --------------     --------------    ---------------
   Total from Investment Operations .......................................            1.449              3.534              1.622
                                                                              --------------     --------------    ---------------
   Less:
        Distributions from and in Excess of Net Investment Income .........            0.142              0.019            ---
        Distributions from Net Realized Gain ..............................            1.740              0.900            ---
                                                                              --------------     --------------    ---------------
   Total Distributions ....................................................            1.882              0.919            ---
                                                                              --------------     --------------    ---------------
   Net Asset Value, End of the Period .....................................   $       13.804     $       14.237    $        11.622
                                                                              ==============     ==============    ===============

   Total Return * (a) .....................................................           10.52%**           32.29%             16.10%**

   Net Assets at End of the Period (In thousands) .........................           $102.2              $92.5              $75.5

   Ratio of Expenses to Average Net Assets* (b) ...........................            1.50%              1.59%              1.37%

   Ratio of Net Investment Income to Average Net Assets* ..................           (0.13%)            (0.05%)             0.33%

   Portfolio Turnover .....................................................              83%**             100%                48%**

   Average Commission Paid Per Equity Share Traded (c) ....................          $0.0437            $0.0320             $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets (b) ............................            7.99%             17.82%             18.46%

   Ratio of Net Investment Income to Average Net Assets ...................           (6.62%)           (16.28%)           (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .25%, .34% and .13% for the periods ended December 31, 1997, June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commission paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                 December 27, 1995
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                           Six Months Ended        Year Ended     Operations) to
Class C Shares                                                             December 31, 1997      June 30, 1997    June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period ...............................   $       14.237     $       11.622    $        10.000
                                                                              --------------     --------------    ---------------
        Net Investment Income/Loss ........................................            0.017             (0.007)             0.019
        Net Realized and Unrealized Gain ..................................            1.432              3.541              1.603
                                                                              --------------     --------------    ---------------
   Total from Investment Operations .......................................            1.449              3.534              1.622
                                                                              --------------     --------------    ---------------
   Less:
        Distributions from and in Excess of Net Investment Income .........            0.142              0.019            ---
        Distributions from Net Realized Gain ..............................            1.740              0.900            ---
                                                                              --------------     --------------    ---------------
   Total Distributions ....................................................            1.882              0.919            ---
                                                                              --------------     --------------    ---------------
   Net Asset Value, End of the Period .....................................   $       13.804     $       14.237    $        11.622
                                                                              ==============     ==============    ===============

   Total Return * (a) .....................................................           10.52%**           32.29%             16.10%**

   Net Assets at End of the Period (In thousands) .........................           $108.5              $98.2              $75.5

   Ratio of Expenses to Average Net Assets* (b) ...........................            1.50%              1.59%              1.37%

   Ratio of Net Investment Income to Average Net Assets* ..................           (0.13%)            (0.05%)             0.33%

   Portfolio Turnover .....................................................              83%**             100%                48%**

   Average Commission Paid Per Equity Share Traded (c) ....................          $0.0437            $0.0320             $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets (b) ............................            7.99%             17.82%             18.46%

   Ratio of Net Investment Income to Average Net Assets ...................           (6.62%)           (16.28%)           (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .25%, .34% and .13% for the periods ended December 31, 1997, June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commission paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                           VAN KAMPEN AMERICAN CAPITAL
                          GREAT AMERICAN COMPANIES FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      At December 31, 1997, for federal income tax purposes, cost of long-term investments is $1,303,282; the aggregate gross unrealized appreciation is $212,994 and the aggregate gross unrealized depreciation is $25,242, resulting in net unrealized appreciation of $187,752.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and, if any, net realized gains. Distributions from net realized gains for book purpose may include short-term capital gains which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the six months ended December 31, 1997, the Fund's custody fee was reduced by $2,031 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets                       % Per Annum
-----------------------------------------------------
First $500 million                         .70 of 1%
Next $500 million                          .65 of 1%
Over $1 billion                            .60 of 1%

                           VAN KAMPEN AMERICAN CAPITAL
                          GREAT AMERICAN COMPANIES FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

      For the six months ended December 31, 1997, the Fund recognized expenses of approximately $300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by VKAC.
      For the six months ended December 31, 1997, the Fund incurred expenses of approximately $17,000, representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.
      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $8,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.
      Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
      At December 31, 1997, VKAC owned all shares of Classes A and B, respectively, and 7,407 shares of Class C.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
      At December 31, 1997, capital aggregated  $1,236,456,  $77,196 and $82,967 for Classes A, B and C, respectively. For the six months ended December 31, 1997, transactions were as follows:


                                         Shares            Value
----------------------------------  -----------   --------------
Dividend Reinvestment:
     Class A......................       12,359         $166,593
     Class B......................          907           12,227
     Class C......................          963           12,975
                                    -----------   --------------
Total Dividend Reinvestment.......       14,229         $191,795
                                    ===========   ==============


      At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for
Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                         Shares            Value
----------------------------------  -----------   --------------
Sales:
     Class A......................       81,566       $1,000,000
     Class B......................            0                0
     Class C......................          398            5,024
                                    -----------   --------------
Total Sales:                             81,964       $1,005,024
                                    ===========   ==============


      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   Contingent Deferred
                                       Sales Charge
                                       ------------
                                   Class B      Class C
Year of Redemption                 Shares        Shares
------------------------------  ------------ -------------
First.........................     5.00%         1.00%
Second........................     4.00%         None
Third.........................     3.00%         None
Fourth........................     2.50%         None
Fifth.........................     1.50%         None
Sixth and Thereafter..........     None          None


4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,191,463 and $1,201,303, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
Linda Hutton Heagy
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
    President

RONALD A. NYBERG*
    Vice President and Secretary

EDWARD C. WOOD, III*
    Vice President and Chief Financial Officer

CURTIS W. MORELL*
    Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
    Treasurer

TANYA M. LODEN*
    Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All Rights Reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

-----------------------------------------------
             TAX NOTICE TO CORPORATE
                   SHAREHOLDERS
For 1997, 7.78% of the dividends taxable as
ordinary income qualified for the 70% dividends
received deduction for corporation.
-----------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

GF SAR 2/98

                             LETTER TO SHAREHOLDERS



February 1, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in                       [PHOTO]
August creates many new opportunities
for you and your family to take a more
active role in achieving your
long-term financial goals.
    Most Americans will benefit from      DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie
Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose

                                                           Continued on page two
between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
    But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
    Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK
    We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                          Continued on page four

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...   11.30%     10.96%      10.96%
Six-month total return(2)................    4.90%      5.96%       9.96%
One-year total return(2).................   19.67%     20.99%      24.99%
Life-of-Fund average annual total
  return(2)..............................   39.34%     41.88%      42.92%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share position, quality of management, etc.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV): The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

STANDARD AND POOR'S 500-STOCK INDEX: An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as its current price relative to earnings, revenue, book value, and cash flow.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

We recently spoke to the management team of the Van Kampen American Capital Growth Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.


Q     WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING
      PERIOD?

A Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels at the beginning of the reporting period. After peaking at 8259 in early August, the Dow Jones Industrial Average (DJIA) experienced several months of volatility. This period culminated in October, when the stock market reacted to economic turmoil in Southeast Asia and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.
    Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.


Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A We maintain a consistent strategy of stock selection, identifying companies that we believe have positive future fundamentals at attractive prices. In terms of fundamental criteria, we look for stocks that have one or more of the following traits: consistent earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. By using a "bottom-up" selection process, we evaluate stocks one by one and make purchases wherever we find good opportunities. This strategy of owning companies with positive fundamentals at attractive valuations, regardless of their industry sector, was successful for the Fund during the reporting period.

Q WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A The most significant change in the portfolio was an increase in consumer distribution from 13 percent to 18 percent of long-term investments during the reporting period. In general, retail companies are operating their businesses more efficiently and are more disciplined about store expansion. Plus, consumer spending and confidence have been fairly strong this year due to the favorable U.S. economy. Some positive performers for the Fund included Safeway, and TJX Companies, and some new additions were Brylane, Profitts, and Rite Aid.
    We slightly increased our exposure to the healthcare sector, and it is our second-largest sector weight at 23 percent of long-term investments of the Fund. We have found what we believe are sound opportunities in this area during periods of market volatility, because the demand for health-care goods and services has not been dependent upon the economy. ESC Medical Systems, the Fund's second-largest holding at year-end, was our best-performing health-care stock, appreciating 49 percent during the reporting period. ESC is a medical device company that makes equipment used for non-invasive treatment of varicose veins and other skin problems, and has introduced several new products during the past six months. Other stocks that performed well included service companies such as Renal Treatment Center and Lincare, and hospital systems such as Tenet Healthcare and Universal Health Services. However, past performance is no guarantee of future results and not all stocks in the portfolio performed as favorably.
    Finally, we reduced the Fund's allocation to the technology sector from 31 percent of long-term investments in June to 24 percent of long-term investments at the end of the year. This change was primarily due to a potential earnings slowdown related to the Asian crisis and overall increased competition in the technology sector. For additional Fund portfolio highlights, please refer to page ten.


Q     WHAT FACTORS WORKED AGAINST THE FUND?

A Technology holdings were the largest drag on the Fund, and as we mentioned, we have substantially reduced our allocation. During the period, the situation in Asia took a toll on these stocks for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this could potentially hurt future earnings of many technology companies.
    Semiconductor stocks declined significantly during the reporting period, because much of their revenues are dependent upon Asia. In response, we eliminated several semiconductor names from the portfolio, such as Altera, Applied Materials, and LSI Logic. Other areas of technology weathered the past few months much better. For example, BMC Software (business software), Compuware (business software), and Compaq Computer Corp. (personal computers) provided positive returns for the Fund.
    Along with our concerns about the Asian impact, we see technology becoming more competitive. Purchasers are starting to consolidate the number of technology suppliers they use, and they want these suppliers to provide a broad range of products and services. We believe this trend will allow leading companies to increase their market share and will reduce the number of overall winners in this sector. As a result, we expect technology to continue to offer significant investment potential, but stock selection is more important than ever.

   Q HOW DID THE FUND'S PERFORMANCE DURING 1997 COMPARE TO ITS PERFORMANCE DURING 1996?

   A For the 12 months ended December 31, 1997, the Fund achieved a total return of 27.01%(1) versus 61.99%(1) for the same period in 1996 (Class A shares at net asset value). Prior to February 3, 1997, the Fund was not widely distributed and was substantially smaller than it is today. The following chart provides a quarter by quarter comparison of Fund performance(1) (Class A shares at net asset value) during 1997 and 1996:

            QUARTER ENDED                1997      1996
            -------------                ----      ----
March 31..............................   (1.15)%   19.05%
June 30...............................   15.44%    14.17%
September 30..........................   20.54%    10.07%
December 31...........................   (7.66)%    8.28%

    The difference in Fund performance in 1997 versus 1996 was caused, in part, by the impact which the turmoil in the Asian markets had on the markets in this country during the fourth quarter of 1997. During the first nine months of 1997, and prior to the October Asian financial crisis, the Fund achieved a total return of 37.55%(1) (52.97%(1) on an annualized basis). Another factor impacting the Fund's comparative performance was the Fund's investment in initial public offerings (IPOs). While the Fund invested in substantially the same number of IPOs in 1997 as it did in 1996 (29 versus 31), we believe IPOs purchased by the Fund in 1996 had a significantly greater affect on Fund performance than the IPOs purchased in 1997, in part because of the smaller size of the Fund in 1996.
    We believe another contributing factor was that the market for IPOs was not as strong in 1997 as it was in 1996.


Q     HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A The Fund achieved a six-month total return of 11.30 percent(1) (Class A shares at net asset value) as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 10.55 percent, and the Lipper
Growth Fund Index, which more closely resembles the Fund, returned 10.98 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page four for additional Fund performance results.


Q     WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that lower foreign sales and increased competition from imports could negatively impact U.S. corporate profits. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia, combined with controlled U.S. economic growth, will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.
    In our opinion, a key challenge for the Fund throughout the next year will be potential earnings disappointments from individual companies, which translates into poorly performing stocks. As result, we will concentrate more than ever on owning companies that we believe will produce solid earnings, despite any negative economic and market factors. This earnings focus is a key element in managing the Growth Fund, as our basic philosophy is to own companies with strong earnings growth that sell at reasonable prices.

[SIG.]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG.]
Jeff D. New

Portfolio Manager

                                                  Please see notes on page four

                             PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                           AS OF JUNE 30, 1997
Philip Morris Cos., Inc.................... 4.4%  .................. 5.1%
ESC Medical Systems Ltd.................... 4.3%  .................. 1.4%
Conseco, Inc............................... 3.8%  .................. 4.5%
U.S. Office Products Co.................... 3.3%  .................. 1.4%
Universal Health Services, Inc.,
  Class B ................................. 2.8%  .................. 1.9%
USA Waste Services, Inc. .................. 2.8%  .................. 1.5%
Applied Voice Technology, Inc.............. 2.6%  .................. N/A
TJX Cos., Inc.............................. 2.5%  .................. 2.4%
Cendant Corp............................... 2.5%  .................. N/A
EMC Corp................................... 2.3%  .................. N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

     AS OF DECEMBER 31, 1997                AS OF JUNE 30, 1997
Technology.................  24%       Technology.................  31%
Health Care................  23%       Health Care................  22%
Consumer Distribution......  18%       Consumer Distribution......  13%
Finance....................  12%       Finance....................  11%
Consumer Services..........   9%       Consumer Non-Durables......   9%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS  95.9%
CONSUMER DISTRIBUTION  16.9%
Brylane, Inc. (a)...........................................   40,000   $  1,970,000
CDW Computer Centers, Inc. (a)..............................   20,000      1,042,500
Proffitt's, Inc. (a)........................................   55,000      1,564,062
Rite Aid Corp. .............................................   24,000      1,408,500
Ross Stores, Inc. ..........................................   39,000      1,418,625
Safeway, Inc. (a)...........................................   42,000      2,656,500
Sysco Corp. ................................................   30,000      1,366,875
Tech Data Corp. (a).........................................   56,000      2,177,000
TJX Cos., Inc. .............................................   88,000      3,025,000
U.S. Office Products Co. (a)................................  200,000      3,925,000
Wild Oats Markets, Inc. (a).................................   17,000        613,063
                                                                        ------------
                                                                          21,167,125
                                                                        ------------
CONSUMER NON-DURABLES  6.4%
Intimate Brands, Inc. Class A...............................   45,000      1,082,813
Nautica Enterprises, Inc. (a)...............................   41,000        953,250
Philip Morris Cos., Inc. ...................................  117,000      5,301,561
Tommy Hilfiger Corp. (a)....................................   21,000        737,625
                                                                        ------------
                                                                           8,075,249
                                                                        ------------
CONSUMER SERVICES  8.4%
AccuStaff, Inc. (a).........................................   63,000      1,449,000
Brinker International, Inc. (a).............................  100,000      1,600,000
Cendant Corp. (a)...........................................   86,000      2,956,250
CMP Media, Inc. Class A (a).................................   41,000        707,250
FIRSTPLUS Financial Group, Inc. (a).........................   33,000      1,266,375
Imperial Credit Industries, Inc. (a)........................   57,000      1,168,500
Showbiz Pizza Time, Inc. (a)................................   58,000      1,334,000
                                                                        ------------
                                                                          10,481,375
                                                                        ------------
ENERGY  1.1%
El Paso Natural Gas Co......................................   21,000      1,396,500
                                                                        ------------
FINANCE  12.0%
Affiliated Managers Group, Inc. (a).........................   42,000      1,218,000
Allstate Corp. .............................................   18,000      1,635,750
Conseco, Inc. ..............................................  100,000      4,543,750
ContiFinancial Corp. (a)....................................   20,000        503,750
Finova Group, Inc. .........................................   46,000      2,285,625
Money Store, Inc. ..........................................   63,000      1,323,000

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
SunAmerica, Inc. ...........................................   51,000   $  2,180,250
Torchmark, Inc. ............................................   31,000      1,303,938
                                                                        ------------
                                                                          14,994,063
                                                                        ------------
HEALTHCARE  22.2%
Ameripath, Inc. (a).........................................  100,000      1,700,000
Bristol-Myers Squibb Co. ...................................   27,000      2,554,875
ESC Medical Systems Ltd. (a)................................  132,000      5,115,000
HBO & Co. ..................................................   36,000      1,728,000
Health Management Assn., Inc., Class A (a)..................   59,000      1,489,750
Healthsouth Corp. (a).......................................   68,000      1,887,000
Lincare Holdings, Inc. (a)..................................   32,000      1,824,000
Mylan Laboratories, Inc. ...................................   60,000      1,256,250
Novacare, Inc. (a)..........................................   60,000        783,750
Renal Treatment Centers, Inc. (a)...........................   56,000      2,023,000
Schering-Plough Corp. ......................................   28,000      1,739,500
Shared Medical Systems......................................   23,000      1,518,000
Universal Health Services, Inc., Class B (a)................   68,000      3,425,500
Wellpoint Health Networks, Inc., Class A (a)................   20,000        845,000
                                                                        ------------
                                                                          27,889,625
                                                                        ------------
PRODUCER MANUFACTURING  2.7%
USA Waste Services, Inc. (a)................................   87,000      3,414,750
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.2%
International Specialty Prods...............................   65,000        970,938
Safeskin Corp. (a)..........................................   32,000      1,816,000
                                                                        ------------
                                                                           2,786,938
                                                                        ------------
TECHNOLOGY  23.0%
Applied Voice Technology, Inc. (a)..........................  109,000      3,079,250
BMC Software, Inc. (a)......................................   35,000      2,296,875
CHS Electronics, Inc. (a)...................................  100,000      1,712,500
CIENA Corp. (a).............................................   17,000      1,039,125
Compaq Computer Corp. (a)...................................   40,000      2,257,500
Compuware Corp. (a).........................................   18,000        576,000
Dell Computer Corp. (a).....................................   10,000        840,000
Digital Microwave Corp. (a).................................   77,000      1,116,500
EMC Corp. (a)...............................................  100,000      2,743,750
Hypercom Corp. (a)..........................................   98,000      1,384,250

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
JD Edwards & Co. (a)........................................   19,000   $    560,500
National Instruments Corp. (a)..............................   25,000        725,000
Networks Associates, Inc. (a)...............................   48,000      2,538,000
Radisys Corp. (a)...........................................   47,000      1,750,750
SCI Systems, Inc. (a).......................................   43,000      1,873,187
Software Ag Systems, Inc. (a)...............................   75,000      1,087,500
Waters Corp. (a)............................................   36,000      1,354,500
World Access, Inc. (a)......................................   80,000      1,910,000
                                                                        ------------
                                                                          28,845,187
                                                                        ------------
TRANSPORTATION  1.0%
AMR Corp. (a)...............................................   10,000      1,256,875
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.9%
    (Cost $107,398,348)..............................................    120,307,687
REPURCHASE AGREEMENT  9.8%
  Bank of America, ($12,350,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $12,354,460)
    (Cost $12,350,000)...............................................     12,350,000
                                                                        ------------
TOTAL INVESTMENTS  105.7%
    (Cost $119,748,348)..............................................    132,657,687
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.7%)........................     (7,192,872)
                                                                        ------------
NET ASSETS  100.0%...................................................   $125,464,815
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $119,748,348).......................  $132,657,687
Cash........................................................         1,035
Receivables:
  Investments sold..........................................       195,144
  Dividends.................................................        96,826
  Fund Shares Sold..........................................        82,277
Unamortized Organizational Costs............................        24,072
Other.......................................................           907
                                                              ------------
    Total Assets............................................   133,057,948
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,658,336
  Fund Shares Repurchased...................................     1,210,417
  Distributor and Affiliates................................       285,567
  Investment Advisory Fee...................................       211,135
Accrued Expenses............................................       188,164
Trustees' Deferred Compensation and Retirement Plans........        39,514
                                                              ------------
    Total Liabilities.......................................     7,593,133
                                                              ------------
NET ASSETS..................................................  $125,464,815
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $113,283,848
Net Unrealized Appreciation.................................    12,909,339
Accumulated Net Realized Loss...............................       (91,770)
Accumulated Net Investment Loss.............................      (636,602)
                                                              ------------
NET ASSETS..................................................  $125,464,815
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $54,171,003 and 2,874,478 shares of
    beneficial interest issued and outstanding).............  $      18.85
    Maximum sales charge (5.75%* of offering price).........          1.15
                                                              ------------
    Maximum offering price to public........................  $      20.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $62,923,724 and 3,367,819 shares of
    beneficial interest issued and outstanding).............  $      18.68
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,370,088 and 447,980 shares of
    beneficial interest issued and outstanding).............  $      18.68
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   254,216
Interest....................................................      252,144
                                                              -----------
    Total Income............................................      506,360
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      494,177
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $75,271, $314,063 and $43,835,
  respectively).............................................      433,169
Shareholder Services........................................      280,478
Trustees' Fees and Expenses.................................       15,749
Legal.......................................................       10,939
Amortization of Organizational Costs........................        4,031
Custody.....................................................          989
Other.......................................................       63,687
                                                              -----------
    Total Expenses..........................................    1,303,219
    Less Fees Deferred......................................      183,375
                                                              -----------
    Net Expenses............................................    1,119,844
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (613,484)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 7,741,033
  Futures...................................................      278,325
                                                              -----------
Net Realized Gain...........................................    8,019,358
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,542,991
  End of the Period.........................................   12,909,339
                                                              -----------
Net Unrealized Appreciation During the Period...............    5,366,348
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,385,706
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,772,222
                                                              ===========


                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         December 31, 1997    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................................    $     (613,484)      $    (86,224)
Net Realized Gain/Loss...............................         8,019,358         (1,757,194)
Net Unrealized Appreciation
  During the Period..................................         5,366,348          7,484,772
                                                         --------------       ------------
Change in Net Assets from Operations.................        12,772,222          5,641,354
                                                         --------------       ------------
Distributions from Net Realized Gain.................        (6,328,081)           (23,514)
Distributions in Excess of Net Realized Gain.........               -0-             (1,799)
                                                         --------------       ------------
  Distributions from and in Excess of Net Realized
    Gain*............................................        (6,328,081)           (25,313)
Return of Capital Distribution*......................               -0-            (21,887)
                                                         --------------       ------------
  Total Distributions................................        (6,328,081)           (47,200)
                                                         --------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         6,444,141          5,594,154
                                                         --------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................        14,837,886        122,206,757
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         5,825,754              2,031
Cost of Shares Repurchased...........................       (18,066,094)       (11,696,360)
                                                         --------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         2,597,546        110,512,428
                                                         --------------       ------------
TOTAL INCREASE IN NET ASSETS.........................         9,041,687        116,106,582
NET ASSETS:
Beginning of the Period..............................       116,423,128            316,546
                                                         --------------       ------------
End of the Period (Including accumulated net
  investment loss of $636,602 and $23,118,
  respectively)......................................    $  125,464,815       $116,423,128
                                                         ==============       ============

                                             Six Months Ended      Year Ended
         *Distributions by Class             December 31, 1997    June 30, 1997
-------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.........................    $   (2,743,807)      $  (24,246)
  Class B Shares.........................        (3,159,322)            (537)
  Class C Shares.........................          (424,952)            (530)
                                             --------------       ----------
                                             $   (6,328,081)      $  (25,313)
                                             ==============       ==========
Return of Capital Distribution:
  Class A Shares.........................    $          -0-       $  (20,964)
  Class B Shares.........................               -0-             (465)
  Class C Shares.........................               -0-             (458)
                                             --------------       ----------
                                             $          -0-       $  (21,887)
                                             ==============       ==========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               December 27, 1995
                                       Six Months                               (Commencement of
                                          Ended             Year Ended       Investment Operations)
          Class A Shares            December 31, 1997    June 30, 1997(a)       to June 30, 1996
---------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period...........      $17.878              $13.696               $10.000
                                         -------              -------               -------
  Net Investment Income/Loss.......        (.054)                .031                 (.044)
  Net Realized and Unrealized
    Gain...........................        2.012                4.810                 3.740
                                         -------              -------               -------
Total from Investment
 Operations........................        1.958                4.841                 3.696
Less:
  Distributions from and in Excess
    of Net Realized Gain...........         .990                 .353                   -0-
  Return of Capital Distribution...          -0-                 .306                   -0-
                                         -------              -------               -------
Total Distributions................         .990                 .659                   -0-
                                         -------              -------               -------
Net Asset Value, End of the
  Period...........................      $18.846              $17.878               $13.696
                                         =======              =======               =======
Total Return* (b)..................       11.30%**             36.00%                37.00%**
Net Assets at End of the Period
  (In millions)....................      $  54.1              $  53.1               $    .1
Ratio of Expenses to Average Net
  Assets*..........................        1.29%                1.32%                 1.46%
Ratio of Net Investment Income
  to Average Net Assets*...........        (.53%)                .19%                 (.79%)
Portfolio Turnover.................          82%**               139%                   94%**
Average Commission Paid Per Equity
  Share Traded (c).................      $ .0600              $ .0507               $ .0280
* If certain fees had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................        1.57%                2.31%                15.69%
Ratio of Net Investment Income to
  Average Net Assets...............        (.81%)               (.80%)              (15.02%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                December 27, 1995
                                          Six Months                             (Commencement of
                                             Ended            Year Ended      Investment Operations)
            Class B Shares             December 31, 1997   June 30, 1997(a)      to June 30, 1996
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.............      $17.796            $13.695               $10.000
                                            -------            -------               -------
  Net Investment Loss.................        (.116)             (.093)                (.045)
  Net Realized and Unrealized Gain....        1.994              4.853                 3.740
                                            -------            -------               -------
Total from Investment Operations......        1.878              4.760                 3.695

Less:
  Distributions from and in Excess of
    Net Realized Gain.................         .990               .353                   -0-
  Return of Capital Distribution......          -0-               .306                   -0-
                                            -------            -------               -------
Total Distributions...................         .990               .659                   -0-
                                            -------            -------               -------
Net Asset Value, End of the
 Period...............................      $18.684            $17.796               $13.695
                                            =======            =======               =======
Total Return* (b).....................       10.96%**           35.32%                37.00%**
Net Assets at End of the Period
  (In millions).......................      $  62.9            $  55.0               $    .1
Ratio of Expenses to Average Net
  Assets*.............................        2.04%              2.07%                 1.46%
Ratio of Net Investment Income to
  Average Net Assets*.................       (1.27%)             (.56%)                (.74%)
Portfolio Turnover....................          82%**             139%                   94%**
Average Commission Paid Per Equity
  Share Traded (c)....................      $ .0600            $ .0507               $ .0280
* If certain fees had not been assumed
  by VKAC, Total Return would have
  been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
  Assets..............................        2.32%              3.04%                15.70%
Ratio of Net Investment Income to
  Average Net Assets..................       (1.55%)            (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             December 27, 1995
                                       Six Months                             (Commencement of
                                          Ended            Year Ended      Investment Operations)
          Class C Shares            December 31, 1997   June 30, 1997(a)      to June 30, 1996
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..........      $17.793            $13.695               $10.000
                                         -------            -------               -------
  Net Investment Loss..............        (.126)             (.096)                (.045)
  Net Realized and Unrealized
    Gain...........................        2.007              4.853                 3.740
                                         -------            -------               -------
Total from Investment
  Operations.......................        1.881              4.757                 3.695

Less:
  Distributions from and in Excess
    of Net Realized Gain...........         .990               .353                   -0-
  Return of Capital Distribution...          -0-               .306                   -0-
                                         -------            -------               -------
Total Distributions................         .990               .659                   -0-
                                         -------            -------               -------
Net Asset Value, End of the
  Period...........................      $18.684            $17.793               $13.695
                                         =======            =======               =======
Total Return* (b)..................       10.96%**           35.32%                37.00%**
Net Assets at End of the Period
  (In millions)....................        $8.4               $8.3                   $.1
Ratio of Expenses to Average Net
  Assets*..........................        2.04%              2.07%                 1.46%
Ratio of Net Investment Income to
  Average Net Assets*..............       (1.27%)             (.57%)                (.74%)
Portfolio Turnover.................          82%**             139%                   94%**
Average Commission Paid Per Equity
  Share Traded (c).................      $ .0600            $ .0507               $ .0280
* If certain fees had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................        2.32%              3.04%                15.70%
Ratio of Net Investment Income to
  Average Net Assets...............       (1.55%)            (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $119,748,348; the aggregate gross unrealized appreciation is $16,518,652 and the aggregate gross unrealized depreciation is $3,609,313, resulting in net unrealized appreciation of $12,909,339.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    VKAC has agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $18,700 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $191,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $48,354,620, $57,436,291, and
$7,492,937 for Classes A, B, and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................   400,630       $  7,984,550
  Class B...................................   301,155          6,017,261
  Class C...................................    42,154            836,075
                                              --------       ------------
Total Sales.................................   743,939       $ 14,837,886
                                              ========       ============
Dividend Reinvestment:
  Class A...................................   141,978       $  2,548,516
  Class B...................................   166,308          2,960,278
  Class C...................................    17,807            316,960
                                              --------       ------------
Total Dividend Reinvestment.................   326,093       $  5,825,754
                                              ========       ============
Repurchases:
  Class A...................................  (640,420)      $(12,771,556)
  Class B...................................  (191,008)        (3,804,673)
  Class C...................................   (76,836)        (1,489,865)
                                              --------       ------------
Total Repurchases...........................  (908,264)      $(18,066,094)
                                              ========       ============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................  3,381,843       $ 57,414,786
  Class B..................................  3,282,280         55,512,272
  Class C..................................    548,147          9,279,699
                                             ---------       ------------
Total Sales................................  7,212,270       $122,206,757
                                             =========       ============
Dividend Reinvestment:
  Class A..................................        132       $      2,031
  Class B..................................        -0-                -0-
  Class C..................................        -0-                -0-
                                             ---------       ------------
Total Dividend Reinvestment................        132       $      2,031
                                             =========       ============
Repurchases:
  Class A..................................   (419,798)      $ (6,901,267)
  Class B..................................   (197,416)        (3,284,564)
  Class C..................................    (89,792)        (1,510,529)
                                             ---------       ------------
Total Repurchases..........................   (707,006)      $(11,696,360)
                                             =========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            CONTINGENT
                                                             DEFERRED
                                                           SALES CHARGE
              YEAR OF REDEMPTION                      CLASS B         CLASS C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $21,000 and CDSC on the redeemed shares of Classes B and C of approximately $86,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $104,050,969 and $98,992,311, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended December 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................     15
Futures Opened..............................................      0
Futures Closed..............................................    (15)
                                                                 --
Outstanding at December 31, 1997............................      0
                                                                 ==

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $277,300.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

     TAX NOTICE TO CORPORATE
           SHAREHOLDERS
For 1997, 3.51% of the dividends taxable as ordinary Income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                 TABLE OF CONTENTS


Letter to Shareholders ...............    1
Portfolio Management Review ..........    3
Portfolio of Investments .............    6
Statement of Assets and Liabilities ..    8
Statement of Operations ..............    9
Statement of Changes in Net Assets ...   10
Financial Highlights .................   11
Notes to Financial Statements ........   14


PRS SAR 2/98

                             LETTER TO SHAREHOLDERS


February 1, 1998

Dear Shareholder,
     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.
     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent.
And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average
(DJIA) completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.
                                             2

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

We recently spoke to the management team of the Van Kampen American Capital Prospector Fund about the key events and economic forces that shaped the markets during the past six months. The team includes B. Robert Baker, Jr. and Jason Leder, portfolio comanagers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.

Q   WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING
    PERIOD?

A Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. After peaking at 8259 in early August, the Dow Jones Industrial
Average (DJIA) entered several months of heightened volatility. This period
culminated in   October, when the stock market became very sensitive to
economic turmoil in Southeast Asia and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.
    Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A Our basic investment strategy is to identify undervalued stocks that have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace--their stock prices are usually lower than what we believe these companies are truly worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding the security to the portfolio.
    We use a "bottom-up" stock selection process, evaluating securities one by one and making purchases wherever we find a good opportunity. In other words, we don't mandate what percentage of the Fund's assets should be in any given industry--instead, we select the stocks that best meet our criteria.

Q   WHAT FACTORS INFLUENCED THE PORTFOLIO DURING THE PERIOD?

A The Fund is heavily weighted in electric utility stocks, and some of our strongest performers were in this sector. When we reported to you in June, investor opinion for these stocks was very negative--many investors were concerned about the impact of industry deregulation and competition, and stocks were undervalued. However, we increased our holdings in electric utilities because we believed they were positioned to appreciate, and that is exactly what happened in the second half of 1997. Declining interest rates, as well as diminishing competitive and regulatory concerns, led to strong performance in the second half of the year.
    Electric utilities have outperformed the stock market as a whole since mid-year, and we still believe they offer favorable value opportunities in today's market. Key holdings in this sector were Texas Utilities and Houston Industries, which appreciated 20 percent and 17 percent, respectively, during the past six months.
    Dial Corp., a manufacturer of soap and other personal care products, is currently the Fund's largest holding. The company is relatively inexpensive compared to other stocks in the consumer nondurables sector, and we believe it has been undervalued because of poor management and high costs. Dial recently appointed an experienced CEO who is restructuring the company and cutting expenses, and we think the market will eventually look more favorably upon the company. In fact, its stock price rose nearly 34 percent in the second half of the year.
    Another strong holding was American Bankers Insurance Group, a specialty insurance company. We initially purchased this stock in December of 1995 at $18-1/2 per share. In December of 1997, the company announced that it agreed to be acquired by American International Group for approximately $47 per share, so the Fund should realize a notable gain. Tele-Communications Inc. (TCI), a cable television operator, was a large position for the Fund throughout most of the year. Its stock price appreciated more than 120 percent during the reporting period, reaching what we believed was its fair market value, and we sold our holdings.
    Other contributors to performance included personal computer companies such as Dell Computer and Compaq Computer. These stocks appeared to be extraordinarily undervalued in the second quarter and did not reflect what we thought were very exciting business prospects and outstanding execution by management. We purchased Compaq in May at $35 per share, and the stock closed the year at $55-1/8 per share--a gain of nearly 58 percent. However, we trimmed our positions in these stocks toward the end of the year as valuations became extended.

Q   WHAT FACTORS WORKED AGAINST THE FUND?

A One area that performed poorly was raw materials--a sector that includes paper and steel. Asia is a large consumer of U.S. raw materials, but demand in that region has tapered off lately. In addition, many Asian countries are desperate for cash, so they're selling reserves of paper products very cheaply, forcing U.S. producers to lower their prices. We had a small weighting in raw materials during the reporting period, which modestly hindered the Fund's performance.
    Also, we recently established a significant position in gold stocks, which were among the market's worst performers in 1997. Economic problems in Asia slowed the demand for gold, and worldwide central banks are questioning the need for large gold reserves to support their currency, prompting the announcement of a sell-off of central bank reserves. These events have caused the price of gold to drop sharply, and some mines have been forced to close because the price of gold is less than the cost to produce it. In short, negative sentiment for gold stocks is at an all-time high. As value investors, we have a strong contrarian element to our management style, and we see these extreme valuations as a buying opportunity. Past performance does not guarantee future results.

Q   HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A The Fund achieved a six-month total return of 17.70 percent for Class A shares at net asset value. The Fund generated total returns of 10.95 percent, 25.50 percent, and 27.01 percent for Class A shares reflecting the maximum sales charge for six-months, 12-months, and the life of the Fund, respectively. By comparison, the Standard & Poor's 500-Stock Index returned
9.82 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 9.51 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

A   We believe the economic situation in Asia will have little impact on the Fund and our investment strategy. Many stocks that are likely to be affected by Asia's problems--those with significant international exposure--are relatively over valued and therefore not the kind of securities we currently hold in the Fund's portfolio. And while U.S. corporate profits
might slow down because of      lower foreign sales and intense competition
from imports, this could keep U.S. economic growth at a moderate and sustainable level. Overall, we expect stock selection to play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.
    In our opinion, the stock market is still highly valued, and rising stock prices can mean more risk for investors--expensive securities have farther to fall in a market downturn than undervalued stocks. We believe investments such as the Prospector Fund, which seeks out undervalued securities, may be suited for this environment.


[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG]
B. Robert Baker, Jr.

Portfolio Comanager

[SIG]
Jason Leder

Portfolio Comanager

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Description                                             Shares                  Market Value
--------------------------------------------------------------------------------------------
COMMON STOCKS  95.1%
CONSUMER DISTRIBUTION  1.9%
Sears, Roebuck & Co...................................    700                    $31,675
                                                                                 -------
CONSUMER NON-DURABLES  9.2%
Dial Corp.............................................  3,150                     65,559
Kimberly-Clark Corp...................................    600                     29,587
Philip Morris Cos., Inc...............................    690                     31,266
RJR Nabisco Holdings Corp.............................    695                     26,063
                                                                                 -------
                                                                                 152,475
                                                                                 -------
CONSUMER SERVICES  2.0%
International Game Technology.........................    700                     17,675
Time Warner, Inc......................................    250                     15,500
                                                                                 -------
                                                                                  33,175
                                                                                 -------
ENERGY  3.0%
ENI SPA - ADR (Italy) (a).............................    300                     17,119
Texaco, Inc...........................................    300                     16,313
YPF Sociedad Anonima  - ADR (Argentina), Class D (a)..    450                     15,384
                                                                                 -------
                                                                                  48,816
                                                                                 -------
FINANCE  13.4%
AMBAC, Inc............................................    990                     45,540
American Bankers Insurance Group, Inc.................    740                     33,994
Banc One Corp.........................................    300                     16,294
Bear Stearns Cos., Inc................................    489                     23,227
Chase Manhattan Corp..................................    130                     14,235
CMAC Investment Corp..................................    300                     18,112
Conseco, Inc..........................................    630                     28,626
First Union Corp......................................    200                     10,250
MBIA, Inc.............................................    250                     16,703
United Asset Management Corp..........................    600                     14,663
                                                                                 -------
                                                                                 221,644
                                                                                 -------
HEALTHCARE  9.4%
American Home Products Corp...........................    400                     30,600
Bausch & Lomb, Inc....................................    400                     15,850
Lincare Holdings, Inc. (a)............................    310                     17,670
Mylan Laboratories, Inc...............................    900                     18,844
PacifiCare Health Systems, Class B (a)................    750                     39,281
Pharmacia & Upjohn, Inc...............................    900                     32,962
                                                                                 -------
                                                                                 155,207
                                                                                 -------
PRODUCER MANUFACTURING  9.4%
Bouygues Offshore SA - ADR (France) (a)...............  1,620                     35,235
Cognex Corp. (a)......................................    645                     17,576
ITT Corp. (a).........................................    200                     16,575
LucasVarity PLC - ADR (United Kingdom) (a)............    900                     31,388
Tubos de Acero de Mexico SA - ADR (Mexico) (a)........    600                     12,975
Waste Management, Inc.................................  1,500                     41,250
                                                                                 -------
                                                                                 154,999
                                                                                 -------

                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND
                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                        December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Description                                             Shares                  Market Value
--------------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  12.0%
Barrick Gold Corp....................................   1,700                     31,662
Bethlehem Steel Corp. (a)............................   2,000                     17,250
Boise Cascade Corp...................................     825                     24,956
British Steel PLC - ADR (United Kingdom).............   2,000                     42,875
Georgia Pacific Group................................     150                      9,113
Homestake Mining Co..................................   2,000                     17,750
Louisiana-Pacific Corp...............................   1,500                     28,500
Newmont Mining Corp..................................     900                     26,438
                                                                               ---------
                                                                                 198,544
                                                                               ---------
TECHNOLOGY  11.7%
3Com Corp. (a).......................................     700                     24,456
Avnet, Inc...........................................     210                     13,860
Compaq Computer Corp. (a)............................     300                     16,931
Dell Computer Corp. (a)..............................     200                     16,800
Gateway 2000, Inc. (a)...............................     480                     15,660
Micron Technology, Inc. (a)..........................     700                     18,200
Quantum Corp. (a)....................................   1,600                     32,100
SunGard Data Systems, Inc. (a).......................   1,800                     55,800
                                                                               ---------
                                                                                 193,807
                                                                               ---------
TRANSPORTATION  2.7%
Canadian National Railway Co.........................     950                     44,887
                                                                               ---------
UTILITIES  20.5%
Boston Edison Co.....................................     500                     18,938
CMS Energy Corp......................................     750                     33,047
Endesa SA - ADR (Spain)..............................     300                      5,456
Houston Industries, Inc..............................   1,800                     48,037
Idaho Power Co.......................................   1,100                     41,388
Northeast Utilities..................................   1,300                     15,356
OGE Energy Corp......................................     800                     43,750
Pinnacle West Capital Corp...........................   1,000                     42,375
Public Service Co. of New Mexico.....................   1,030                     24,398
Texas Utilities Co...................................   1,270                     52,784
U.S. West Communications Group.......................     300                     13,538
                                                                               ---------
                                                                                 339,067
                                                                               ---------
TOTAL LONG-TERM INVESTMENTS  95.1%
 (Cost $1,352,975)...................................                          1,574,296
OTHER ASSETS IN EXCESS OF LIABILITIES   4.9%.........                             80,291
                                                                               ---------
NET ASSETS    100.0%.................................                          1,654,587
                                                                               =========


(a) Non-income producing security as this stock currently does not declare dividends.


                                               See Notes to Financial Statements
                                       7

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                     STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
     Total Investments, at Market Value (Cost $1,352,975).. $  1,574,296
     Cash..................................................       80,681
     Receivables:
       Expense Reimbursement from Adviser..................       38,240
       Dividends Receivable................................        3,859
     Unamortized Organizational Costs......................       24,952
                                                            ------------
          Total Assets.....................................    1,722,028
                                                            ------------
LIABILITIES:

     Payables:
       Organizational Costs................................       40,000
       Investments Purchased...............................        6,962
     Deferred Compensation and Retirement Plans............       20,479
                                                            ------------
          Total Liabilities................................       67,441
                                                            ------------
NET ASSETS................................................. $  1,654,587
                                                            ============
NET ASSETS CONSIST OF:
     Capital............................................... $  1,362,845
     Net Unrealized Appreciation...........................      221,322
     Accumulated Net Realized Gain.........................       89,355
     Accumulated Undistributed Net Investment Income.......      (18,935)
                                                            ------------
NET ASSETS................................................. $  1,654,587
                                                            ============
MAXIMUM OFFERING PRICE PER SHARE:
     Class A Shares:
       Net asset value and redemption price per share
       (Based on net assets of $1,447,227 and 101,137
       shares of beneficial interest issued and
       outstanding)........................................ $      14.31
       Maximum sales charge (5.75%* of offering price).....         0.87
                                                            ------------
       Maximum offering price to public.................... $      15.18
                                                            ============
     Class B Shares:
       Net asset value and offering price per share
       (Based on net assets of $103,680 and 7,246
       shares of beneficial interest issued and
       outstanding)........................................ $      14.31
                                                            ============
     Class C Shares:
       Net asset value and offering price per share
       (Based on net assets of $103,680 and 7,246
       shares of beneficial interest issued and
       outstanding)........................................ $      14.31
                                                            ============

       * On sales of $50,000 or more, the sales charge will be reduced.



                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .......................................  $        15,327
                                                     ---------------
EXPENSES:
  Accounting ......................................           10,907
  Shareholder Services ............................            7,800
  Investment Advisory Fee .........................            5,519
  Trustees' Fees and Expenses .....................            4,814
  Shareholder Reports .............................            4,650
  Audit ...........................................            4,500
  Amortization of Organizational Costs ............            4,000
  Legal ...........................................            1,100
  Registration ....................................            1,050
  Miscellaneous ...................................            4,979
                                                     ---------------
      Total Expenses ..............................           49,319
      Less: Fees Waived and Expenses Reimbursed
            ($5,519 and $34,013, respectively) ....           39,532
                                                     ---------------
      Net Expenses ................................            9,787
                                                     ---------------
NET INVESTMENT INCOME .............................  $         5,540
                                                     ===============
REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain ...............................  $       181,466
                                                     ---------------
  Unrealized Appreciation/Depreciation:
    Beginning of the Period .......................          158,790
    End of the Period .............................          221,322
                                                     ---------------
  Net Unrealized Appreciation During the Period....           62,532
                                                     ---------------
NET REALIZED AND UNREALIZED GAIN ..................  $       243,998
                                                     ===============
NET INCREASE IN NET ASSETS FROM OPERATIONS ........  $       249,538
                                                     ===============


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended         Year Ended
                                                           December 31, 1997       June 30, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ...................................  $          5,540       $          5,574
Net Realized Gain .......................................           181,466                 50,199
Net Unrealized Appreciation During the Period ...........            62,532                140,918
                                                           ----------------       ----------------
Change in Net Assets from Operations ....................           249,538                196,691
                                                           ----------------       ----------------
Distributions from Net Investment Income:
  Class A Shares ........................................           (21,935)                (4,041)
  Class B Shares ........................................            (1,571)                (1,023)
  Class C Shares ........................................            (1,571)                (1,023)
                                                           ----------------       ----------------
                                                                    (25,077)                (6,087)
                                                           ----------------       ----------------
Distributions from Net Realized Gain:
  Class A Shares ........................................          (116,882)                (5,460)
  Class B Shares ........................................            (8,374)                (5,070)
  Class C Shares ........................................            (8,374)                (5,070)
                                                           ----------------       ----------------
                                                                   (133,630)               (15,600)
                                                           ----------------       ----------------
Total Distributions .....................................          (158,707)               (21,687)
                                                           ----------------       ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES .....            90,831                175,004
                                                           ----------------       ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ...............................                 0              1,000,000
Net Asset Value of Shares Issued
  Through Dividend Reinvestment .........................           158,707                  4,341
                                                           ----------------       ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..........           158,707              1,004,341
                                                           ----------------       ----------------
TOTAL INCREASE IN NET ASSETS ............................           249,538              1,179,345

NET ASSETS:
Beginning of the Period .................................         1,405,049                225,704
                                                           ----------------       ----------------
End of the Period (Including accumulated undistributed
   net investment income of $(18,935) and $602,
   respectively) ........................................  $      1,654,587       $      1,405,049
                                                           ================       ================


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                             December 27, 1995
                                                                                                             (Commencement
                                                                                                             of Investment
                                                                      Six Months Ended       Year Ended      Operations) to
Class A Shares                                                        December 31, 1997   June 30, 1997(a)    June 30, 1996
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............................   $   13.473           $   11.285       $   10.000
                                                                       ----------           ----------       ----------
  Net Investment Income.............................................        0.071                0.115            0.072
  Net Realized and Unrealized Gain..................................        2.284                2.996            1.239
                                                                       ----------           ----------       ----------
Total from Investment Operations....................................        2.355                3.111            1.311
                                                                       ----------           ----------       ----------
Less:
  Distributions from Net Investment Income..........................         0.24                0.143            0.026
  Distributions from Net Realized Gain..............................        1.279                0.780            0.000
                                                                       ----------           ----------       ----------
Total Distributions.................................................        1.519                0.923            0.026
                                                                       ----------           ----------       ----------
Net Asset Value, End of the Period..................................   $   14.309           $   13.473       $   11.285
                                                                       ==========           ==========       ==========

Total Return* (b)...................................................       17.70%**             29.11%           13.10%**

Net Assets at End of the Period (In millions).......................   $      1.4           $      1.2       $      0.1

Ratio of Expenses to Average Net Assets* (c)........................         1.24%                1.55%            1.33%

Ratio of Net Investment Income to Average Net Assets*...............         0.70%                1.19%            1.34%

Portfolio Turnover..................................................           47%**               104%              69%**

Average Commission Paid Per Equity Share Traded (d).................   $   0.0532           $   0.0388       $   0.0319

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).........................         6.25%               18.41%           20.75%

Ratio of Net Investment Income to Average Net Assets................        (4.31%)             (15.97%)         (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements
                                       11

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                             December 27, 1995
                                                                                                             (Commencement
                                                                                                             of Investment
                                                                      Six Months Ended       Year Ended      Operations) to
Class B Shares                                                        December 31, 1997   June 30, 1997(a)    June 30, 1996
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........................    $   13.473           $   11.285       $   10.000
                                                                       ----------           ----------       ----------
  Net Investment Income............................................         0.071                0.113            0.072
  Net Realized and Unrealized Gain.................................         2.284                3.020            1.239
                                                                       ----------           ----------       ----------
Total from Investment Operations...................................         2.355                3.133            1.311
                                                                       ----------           ----------       ----------
Less:
  Distributions from Net Investment Income.........................         0.240                0.165            0.026
  Distributions from Net Realized Gain.............................         1.279                0.780            0.000
                                                                       ----------           ----------       ----------
Total Distributions................................................         1.519                0.945            0.026
                                                                       ----------           ----------       ----------
Net Asset Value, End of the Period.................................    $   14.309           $   13.473       $   11.285
                                                                       ==========           ==========       ==========

Total Return* (b)..................................................         17.70%**             29.11%           13.19%**

Net Assets at End of the Period (In thousands).....................    $    103.7           $     88.0       $     73.4

Ratio of Expenses to Average Net Assets* (c).......................          1.24%                1.55%            1.33%

Ratio of Net Investment Income to Average Net Assets*..............          0.70%                0.86%            1.34%

Portfolio Turnover.................................................            47%**               104%              69%**

Average Commission Paid Per Equity Share Traded (d)................    $   0.0532           $   0.0388       $   0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)........................          6.25%               18.41%           20.75%

Ratio of Net Investment Income to Average Net Assets...............         (4.30%)             (16.30%)         (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements
                                       12

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                             December 27, 1995
                                                                                                             (Commencement
                                                                                                             of Investment
                                                                      Six Months Ended       Year Ended      Operations) to
Class C Shares                                                        December 31, 1997   June 30, 1997(a)    June 30, 1996
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............................   $   13.473           $   11.285       $   10.000
                                                                       ----------           ----------       ----------
  Net Investment Income.............................................        0.071               0.113            0.072
  Net Realized and Unrealized Gain on Investments...................        2.284               3.020            1.239
                                                                       ----------           ----------       ----------
Total from Investment Operations....................................        2.355               3.133            1.311
                                                                       ----------           ----------       ----------
Less:
  Distributions from Net Investment Income..........................        0.240               0.165            0.026
  Distributions from Net Realized Gain on Investments (Note 1)......        1.279               0.780            0.000
                                                                       ----------           ----------       ----------
Total Distributions.................................................        1.519               0.945            0.026
                                                                       ----------           ----------       ----------
Net Asset Value, End of the Period..................................   $   14.309           $  13.473        $  11.285
                                                                       ==========           ==========       ==========
Total Return* (b)...................................................        17.70%**            29.11%           13.19%**

Net Assets at End of the Period (In thousands)......................   $    103.7           $    88.0        $    73.4

Ratio of Expenses to Average Net Assets* (c)........................         1.24%               1.55%            1.33%

Ratio of Net Investment Income to Average Net Assets*...............         0.70%               0.86%            1.34%

Portfolio Turnover..................................................           47%**              104%              69%**

Average Commission Paid Per Equity Share Traded (d).................   $   0.0532           $  0.0388        $  0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).........................         6.25%              18.41%           20.75%

Ratio of Net Investment Income to Average Net Assets................        (4.30%)            (16.30%)         (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.

                                               See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prospector Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

     At December 31, 1997, for federal income tax purposes, cost of long-term investments is $1,346,013; the aggregate gross unrealized appreciation is $270,454, and the aggregate gross unrealized depreciation is $42,171, resulting in net unrealized appreciation of $228,283.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are
distributed annually.   Distributions from net realized gains for book purposes
may include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets              % Per Annum
-------------------------------------------
First $500 million.............        .70%
Next $500 million..............        .65%
Over $1 billion................        .60%

     For the six months ended December 31, 1997, the Fund recognized expenses of approximately $300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by VKAC.

     For the six months ended December 31, 1997, the Fund incurred expenses of approximately $15,700 representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     At December 31, 1997, VKAC owned all shares of Classes A, B and C, respectively.

3.   CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997 capital aggregated $1,212,069, $75,388 and $75,388 for classes A, B, and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                              Shares         Value
-----------------------------------------------------
Sales:
 Class A.....................     -0-         $    -0-
 Class B.....................     -0-              -0-
 Class C.....................     -0-              -0-
                               ------         --------
Total Sales                       -0-         $    -0-
                               ======         ========
Dividend Reinvestment:
 Class A.....................   9,920         $138,817
 Class B.....................     711            9,945
 Class C.....................     711            9,945
                               ------        ---------
Total Dividend Reinvestments   11,342         $158,707
                               ======         ========


     At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                              Shares           Value
-----------------------------------------------------
Sales:

 Class A.....................  83,963         $1,000,000
 Class B.....................     -0-                -0-
 Class C.....................     -0-                -0-
                               ------         ----------
Total Sales                    83,963         $1,000,000
                               ======         ==========
Dividend Reinvestment:
 Class A.....................     254             $3,429
 Class B.....................      35                456
 Class C.....................      35                456
                               ------         ----------
Total Dividend Reinvestments      324             $4,341
                               ======         ==========

     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                           Contingent   Deferred
                                 Sales Charge
Year of Redemption    Class B Shares    Class C Shares
------------------------------------------------------
First...................  5.00%           1.00%
Second..................  4.00%            None
Third...................  3.00%            None
Fourth..................  2.50%            None
Fifth...................  1.50%            None
Sixth and thereafter....   None            None

4.   INVESTMENT TRANSACTIONS

During the six months ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $714,786 and $10,026 respectively.

5.   DISTRIBUTION AND SERVICE PLANS

The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

TAX NOTICE TO CORPORATE
SHAREHOLDERS
For 1997, 10.67% of the dividends
taxable as ordinary income
qualified for the 70% dividends
received deduction for corporation.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998

All Rights Reserved.

(sm)  denotes a service mark of Van Kampen American Capital
      Distributors, Inc.



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                TABLE OF CONTENTS

Letter to Shareholders...........................................      1
Portfolio Management Review......................................      3
Portfolio of Investments.........................................      6
Statement of Assets and Liabilities..............................      8
Statement of Operations..........................................      9
Statement of Changes in Net Assets...............................      10
Financial Highlights.............................................      11
Notes to Financial Statements....................................      14



VALF SAR 2/98

                             LETTER TO SHAREHOLDERS


February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.
     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.






                                 1                Continued on page two

MARKET OVERVIEW
     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average (DJIA) completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK
     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
         As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell                      Dennis J. McDonnell

Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Investment Advisory Corp.          Investment Advisory Corp.

                           PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

We recently spoke to the management team of the Van Kampen American Capital Value Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by James A. Gilligan and Bret W. Stanley, portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.

Q    WHAT WAS THE MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A         Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. After peaking at 8259 in early August, the Dow Jones Industrial Average (DJIA) entered several months of heightened volatility. This period culminated in October, when the stock market became very sensitive to economic turmoil in Southeast Asia and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.
         Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A        We use a consistent strategy of identifying stocks in the
mid-cap universe that we believe are selling at a discount to their intrinsic value. More specifically, we favor companies with compelling economics and the
ability to grow their intrinsic values at attractive    rates with minimal
incremental capital. Generally, we look for three types of value situations. First, we look for businesses with high return on capital whose virtues are being ignored by most investors. Second, we seek out companies undergoing a restructuring that may be able to dramatically increase their earning power by reducing their cost structure or divesting non-core businesses. Finally, the most common opportunity arises when a short-term problem, such as disappointing quarterly earnings, creates a dramatic share-price decline and buying opportunity for the patient investor. In each situation, we require a 50-percent appreciation potential to estimated intrinsic value during the expected two- to three-year holding period--thereby seeking to increase the return of the Fund while potentially limiting the risk of a permanent loss of capital.

Q    WHAT AREAS OF THE MARKET SUPPORTED THE FUND'S PERFORMANCE?

A    The Fund benefited from our investments in retail, consumer services, health care, and energy. In retail, investor anxiety and low valuations yielded to positive fundamentals and propelled Federated Department Stores and Gap Inc. to new highs. H&R Block, a tax accounting firm, has been a long-time holding for the Fund and benefited from the proposed sale of CompuServe, an Internet access provider. In health care, the value of our investment in Nellcor Puritan Bennett was quickly realized when Mallinckrodt acquired the company at a significant premium to our cost. McDermott International, an oil service and manufacturing company, was purchased earlier in the year because of an aggressive restructuring and senior management change. During the year, the stock doubled as new CEO Roger Tetrault aggressively reduced the company's cost structure. With the shares near their intrinsic value, we have significantly reduced our position.

Q    WHAT FACTORS CHALLENGED THE FUND DURING THE REPORTING PERIOD?

A    A number of our holdings were negatively impacted by the economic turmoil in Asia. We purchased Fluor, an engineering and construction services firm, based on a 20-year valuation bottom and a restructuring announcement--a favorable combination of factors for our value strategy. However, Fluor's Asian exposure sent its stock price to even lower valuations. In addition, our positions in Philips Electronics and Nokia lost much of their profits due to the market's reaction to events in Asia, even though these companies haven't missed their earnings targets or anticipated any shortfalls. Despite their exposure to Southeast Asia, we continue to hold Fluor, Philips Electronics, and Nokia because of the positive fundamentals in their non-Asian businesses and the significant discounts to intrinsic values. Another area that suffered in the past six months was health maintenance organizations (HMOs). HMOs have been squeezed between accelerating costs and an inability to raise prices, and many have underperformed the market. We continue to believe the industry is at an inflection point, and restructurings at Aetna and PacifiCare Health Systems should magnify the expected improvement in industry profitability. In particular, PacifiCare hurt the Fund's performance, but the company has taken some corrective actions that we believe will significantly increase its profitability. Past performance does not guarantee future results.

Q    HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A    The Fund  achieved a six-month  total  return of 2.51 percent for Class A shares at net asset value.  The Fund  generated  total returns of -3.36 percent,
13.62 percent, and 20.53 percent for Class A shares reflecting the maximum sales charge for six-months, 12-months, and the life of the Fund, respectively. By comparison, the Standard & Poor's 500-Stock Index returned 10.55 percent, and the Standard & Poor's Mid-Cap Index, which more closely resembles the Fund, returned 16.66 percent. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the S&P Mid-Cap Index reflects the general performance of mid-cap stocks. Keep in mind that these indices are statistical composites that do not include any commission or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

A   We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks. Overall, we expect stock selection to play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.
     In our opinion, the stock market is still highly valued, and rising stock prices can mean more risk for investors because expensive securities have farther to fall in a market downturn than undervalued stocks. We believe that investments such as the Value Fund, which seeks out undervalued securities, may be well suited for this environment.

Alan T. Sachtleben            James A. Gilligan        Bret W. Stanley

Alan T. Sachtleben            James A. Gilligan        Bret W. Stanley
Chief Investment Officer      Portfolio Manager        Portfolio Manager
Equity Investments

                   VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                 PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997
                                 (UNAUDITED)

-----------------------------------------------------------------------------
Description                                           Shares    Market Value
-----------------------------------------------------------------------------
COMMON STOCKS 95.7%
CONSUMER DISTRIBUTION  2.9%
Federated Department Stores, Inc. (a)                  290        $   12,488
Gymboree Corp. (a)                                   1,170            32,029
                                                                  ----------
                                                                      44,517
                                                                  ----------

CONSUMER DURABLES  2.5%
Black & Decker Corp.                                 1,000            39,062
                                                                  ----------
CONSUMER NON-DURABLES  9.2%
Nabisco Holdings Corp., Class A                        870            42,140
Philip Morris Cos., Inc.                             1,270            57,547
Tommy Hilfiger Corp. (a)                             1,200            42,150
                                                                  ----------
                                                                     141,837
                                                                  ----------
CONSUMER SERVICES  11.9%
Applebees International, Inc.                        1,800            32,513
Bell & Howell Co. (a)                                1,890            45,714
H & R Block, Inc.                                    1,360            60,945
Lone Star Steakhouse & Saloon (a)                    2,480            43,400
                                                                  ----------
                                                                     182,572
                                                                  ----------

ENERGY  1.7%
McDermott International, Inc.                          700            25,638
                                                                  ----------
FINANCE  15.6%
American Bankers Insurance Group, Inc.               1,000            45,937
Amerus Life Holdings, Inc., Class A                    800            29,500
Chase Manhattan Corp.                                  380            41,610
Conseco, Inc.                                          640            29,080
ESG Re Ltd. (a)                                      2,000            47,000
Provident Cos., Inc.                                 1,240            47,895
                                                                  ----------
                                                                     241,022
                                                                  ----------

HEALTHCARE  11.6%
Aetna, Inc.                                            250            17,641
Beckman Instruments, Inc.                              900            36,000
PacifiCare Health Systems, Class B (a)               1,190            62,326
Pharmacia & Upjohn, Inc.                             1,200            43,950
Watson Pharmaceuticals, Inc. (a)                       600            19,463
                                                                  ----------
                                                                     179,380
                                                                  ----------



                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                         DECEMBER 31, 1997 (UNAUDITED)

-----------------------------------------------------------------------------
Description                                           Shares    Market Value
-----------------------------------------------------------------------------
PRODUCER MANUFACTURING  16.2%
AGCO Corp.                                           2,200     $    64,350
Flowserve Corp.                                      1,800          50,287
Fluor Corp.                                            850          31,769
Johnson Controls, Inc.                                 850          40,588
Philips Electronics N.V. - N.Y. Registered Shares      770          46,585
(Netherlands)
Waste Management, Inc.                                 600          16,500
                                                               -----------
                                                                   250,079
                                                               -----------
RAW MATERIALS/PROCESSING INDUSTRIES  2.5%
Alumax, Inc. (a)                                     1,140          38,760
                                                               -----------
TECHNOLOGY  14.8%
3Com Corp. (a)                                       1,100          38,431
Cabletron Systems, Inc. (a)                          2,000          30,000
Creative Technology Ltd. (a)                         1,800          39,600
Nokia Corp. - ADR (Finland)                            640          44,800
SunGard Data Systems, Inc. (a)                       1,300          40,300
VLSI Technology, Inc. (a)                            1,500          35,438
                                                               -----------
                                                                   228,569
                                                               -----------
UTILITIES  6.8%
AT&T Corp.                                             500          30,625
Consolidated Edison Co.                                400          16,400
GPU, Inc.                                              400          16,850
Notheast Utilities                                   2,200          25,987
PG&E Corp.                                             500          15,219
                                                               -----------
                                                                   105,081
TOTAL INVESTMENTS  95.7%                                       -----------
(Cost $1,374,955)                                                1,476,517

OTHER ASSETS IN EXCESS OF LIABILITIES  4.3%                         65,800
                                                               -----------
NET ASSETS    100.0%                                           $ 1,542,317
                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.





                                              See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1997 (UNAUDITED)



ASSETS:
       Total Investments (Cost $1,374,955)                                                          $    1,476,517
       Cash                                                                                                 61,891
       Dividends Receivable                                                                                  2,871
       Unamortized Organizational Costs                                                                     24,071
       Other                                                                                                   924
                                                                                                      ------------

               Total Assets                                                                              1,566,274
                                                                                                      ------------

LIABILITIES:

       Distributor & Affiliates Payable                                                                      3,497
       Trustees' Deferred Compensation and Retirement Plans                                                 20,460
                                                                                                      ------------

               Total Liabilities                                                                            23,957
                                                                                                      ------------

NET ASSETS                                                                                          $    1,542,317
                                                                                                      ============

NET ASSETS CONSIST OF:
       Capital                                                                                      $    1,473,290
       Net Unrealized Appreciation                                                                         101,562
       Accumulated Net Realized Loss                                                                       (14,737)
       Accumulated Net Investment Loss                                                                     (17,798)
                                                                                                      ------------

NET ASSETS                                                                                          $    1,542,317
                                                                                                      ============

MAXIMUM OFFERING PRICE PER SHARE:
       Class A Shares:
           Net asset value and redemption price per share (Based on net assets of
           $1,347,517  and 108,357 shares of beneficial interest issued and outstanding)            $        12.44
           Maximum sales charge (5.75%* of offering price)                                                    0.76
                                                                                                      ------------

           Maximum offering price to public                                                         $        13.20
                                                                                                      ============

       Class B Shares:
           Net asset value and offering price per share (Based on net assets of $99,369
           and 7,988 shares of beneficial interest issued and outstanding)                          $        12.44
                                                                                                      ============

       Class C Shares:
           Net asset value and offering price per share (Based on net assets of $95,431
           and 7,670 shares of beneficial interest issued and outstanding)                          $        12.44
                                                                                                      ============

           * On sales of $50,000 or more, the sales charge will be reduced.




                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                           STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)




INVESTMENT INCOME:
       Dividends                                                                            $   7,455
                                                                                            ---------

 EXPENSES:
       Accounting                                                                              10,909
       Shareholder Services                                                                     7,800
       Investment Advisory Fee                                                                  6,056
       Shareholder Reports                                                                      4,650
       Audit                                                                                    4,500
       Amortization of Organizational Costs                                                     4,032
       Trustees' Fees and Expenses                                                              3,996
       Trustees' Retirement Plan                                                                3,228
       Legal                                                                                    1,099
       Registration                                                                             1,050
       Custody                                                                                    752
       Other                                                                                    1,716
                                                                                            ---------
             Total Expenses                                                                    49,788
             Less: Fees Waived and Expenses Reimbursed ($6,056 and $32,568, respectively)      38,624
                        Earnings Credits on Cash Balances                                         752
                                                                                            ---------
             Net Expenses                                                                      10,412
                                                                                            ---------

NET INVESTMENT LOSS                                                                         $  (2,957)
                                                                                            =========

REALIZED AND UNREALIZED GAIN/LOSS:
       Net Realized Gain                                                                    $ 143,749
                                                                                            ---------

       Unrealized Appreciation/Depreciation:
          Beginning of the Period                                                             206,246
          End of the Period                                                                   101,562
                                                                                            ---------
       Net Unrealized Depreciation During the Period                                         (104,684)
                                                                                            ---------

NET REALIZED AND UNREALIZED GAIN                                                            $  39,065
                                                                                            =========

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                  $  36,108
                                                                                            =========

                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                 AND THE YEAR ENDED JUNE 30, 1997 (UNAUDITED)



                                                                     Six Months Ended             Year Ended
                                                                     December 31, 1997          June 30, 1997
                                                                  -------------------           -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                     $    (2,957)            $    (1,438)
Net Realized Gain                                                           143,749                  64,043
Net Unrealized Appreciation/ Depreciation During the Period                (104,684)                185,690
                                                                        -----------             -----------

Change in Net Assets from Operations                                         36,108                 248,295
                                                                        -----------             -----------

Distributions from Net Investment Income:
    Class A Shares                                                           (9,412)                   (174)
    Class B Shares                                                             (694)                   (111)
    Class C Shares                                                             (666)                   (111)
                                                                        -----------             -----------
                                                                            (10,772)                   (396)
                                                                        -----------             -----------

Distributions from Net Realized Gain:
    Class A Shares                                                         (192,785)                 (6,330)
    Class B Shares                                                          (14,211)                 (4,004)
    Class C Shares                                                          (13,647)                 (4,004)
                                                                        -----------             -----------
                                                                           (220,643)                (14,338)
                                                                        -----------             -----------

Total Distributions                                                        (231,415)                (14,734)
                                                                        -----------             -----------


NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                        (195,307)                233,561
                                                                        -----------             -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                     4,998               1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment              231,416                   2,074
                                                                        -----------             -----------


NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                          236,414               1,002,074
                                                                        -----------             -----------

TOTAL INCREASE IN NET ASSETS                                                 41,107               1,235,635

NET ASSETS:
Beginning of the Period                                                   1,501,210                 265,575
                                                                        -----------             -----------

End of the Period (Including accumulated undistributed net investment
    loss of $(17,798) and $(4,069), respectively)                       $ 1,542,317             $ 1,501,210
                                                                        ===========             ===========

                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                             FINANCIAL HIGHLIGHTS
      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                                DECEMBER 27, 1995
                                                                                                                    (COMMENCEMENT
                                                                                     SIX MONTHS                     OF INVESTMENT
                                                                                          ENDED       YEAR ENDED   OPERATIONS) TO
CLASS A SHARES                                                                DECEMBER 31, 1997    JUNE 30, 1997    JUNE 30, 1996
-----------------------------------------------------------------------------------------------   --------------    -------------
Net Asset Value, Beginning of the Period                                        $     14.321     $      11.409       $    10.000
                                                                                ------------     -------------       -----------

    Net Investment Income/Loss                                                        (0.002)           (0.014)            0.018
    Net Realized and Unrealized Gain                                                   0.319             3.559             1.391
                                                                                ------------     -------------       -----------

Total from Investment Operations                                                       0.317             3.545             1.409
                                                                                ------------     -------------       -----------

Less:
    Distributions from Net Investment Income                                           0.103             0.017               -0-
    Distributions from Net Realized Gain                                               2.099             0.616               -0-
                                                                                ------------     -------------       -----------
Total Distributions                                                                    2.202             0.633               -0-
                                                                                ------------     -------------       -----------

Net Asset Value, End of the Period                                              $     12.436     $      14.321       $    11.409
                                                                                ============     =============       ===========


Total Return * (a)                                                                     2.51%**          32.39%            14.00%**

Net Assets at End of the Period (In thousands)                                  $    1,347.5     $     1,315.0       $     117.2

Ratio of Expenses to Average Net Assets* (b)                                           1.29%             1.48%             1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                             (.37%)            (.31%)            0.38%

Portfolio Turnover                                                                       61%**             85%               41%**

Average Commission Paid Per Equity Share Traded (c)                             $     0.0498     $      0.0369       $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                            6.07%            17.19%            17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                             (5.15%)          (16.01%)          (15.81%)


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .05%,.18% and .08% for the periods ended on December 31, 1997, on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.

                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                            DECEMBER 27, 1995
                                                                                                                (COMMENCEMENT
                                                                              SIX MONTHS                        OF INVESTMENT
                                                                                   ENDED       YEAR ENDED      OPERATIONS) TO
CLASS B SHARES                                                         DECEMBER 31, 1997    JUNE 30, 1997       JUNE 30, 1996
--------------------------------------------------------------------   -----------------   ---------------     --------------
Net Asset Value, Beginning of the Period                                  $     14.327       $    11.410         $   10.000
                                                                          ------------       -----------         ----------
    Net Investment Income/Loss                                                  (0.001)           (0.017)             0.024
    Net Realized and Unrealized Gain                                             0.316             3.567              1.386
                                                                          ------------       -----------         ----------

Total from Investment Operations                                                 0.315             3.550              1.410
                                                                          ------------       -----------         ----------

Less:
    Distributions from Net Investment Income                                     0.103             0.017                 -0-
    Distributions from Net Realized Gain                                         2.099             0.616                 -0-
                                                                          ------------       -----------         ----------
Total Distributions                                                              2.202             0.633                 -0-
                                                                          ------------       -----------         ----------

Net Asset Value, End of the Period                                        $     12.440       $    14.327         $   11.410
                                                                          ============       ===========         ==========


Total Return * (a)                                                               2.44%**          32.48%             14.00%**

Net Assets at End of the Period (In thousands)                            $       99.4        $     93.1         $     74.2

Ratio of Expenses to Average Net Assets* (b)                                     1.29%             1.48%              1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                       (.37%)            (.14%)             0.44%

Portfolio Turnover                                                                 61%**             85%                41%**

Average Commission Paid Per Equity Share Traded (c)                       $     0.0498        $   0.0369         $   0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                      6.07%            17.19%             17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                       (5.15%)          (15.79%)           (15.75%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .05%,.18% and .08% for the periods ended on December 31, 1997, on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                       FINANCIAL HIGHLIGHTS (CONTINUED)
      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                                DECEMBER 27, 1995
                                                                                                                  (COMMENCEMENT
                                                                            SIX MONTHS                          OF INVESTMENT
                                                                                 ENDED       YEAR ENDED         OPERATIONS) TO
CLASS C SHARES                                                            DECEMBER 31, 1997    JUNE 30, 1997       JUNE 30, 1996
---------------------------------------------------------------------------------------  ---------------        ------------
Net Asset Value, Beginning of the Period                                     $     14.327         11.410          $   10.000

    Net Investment Income/Loss                                                     (0.002)        (0.017)              0.024
    Net Realized and Unrealized Gain                                                0.319          3.567               1.386

Total from Investment Operations                                                    0.317          3.550               1.410

Less:
    Distributions from Net Investment Income                                        0.103          0.017                 -0-
    Distributions from Net Realized Gain                                            2.099          0.616                 -0-
Total Distributions                                                                 2.202          0.633                 -0-

Net Asset Value, End of the Period                                           $     12.442         14.327          $    11.410


Total Return * (a)                                                                   2.44%**       32.48%               14.00%**

Net Assets at End of the Period (In thousands)                               $       95.4     $     93.1          $      74.2

Ratio of Expenses to Average Net Assets* (b)                                         1.29%          1.48%                1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                           (.37%)         (.14%)               0.44%

Portfolio Turnover                                                                    61%**           85%                  41%**

Average Commission Paid Per Equity Share Traded (c)                          $     0.0498     $   0.0369$         $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                          6.07%         17.19%               17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                           (5.15%)       (15.79%)             (15.75%)


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .05%,.18% and .08% for the periods ended on December 31, 1997, on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                             See Notes to Financial Statements
                                      13

                           VAN KAMPEN AMERICAN CAPITAL
                                   VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          DECEMBER 31, 1997 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
      At December 31, 1997, for federal income tax purposes, the cost of long-term investments is $1,374,955; the aggregate gross unrealized appreciation is $193,736 and the aggregate gross unrealized depreciation is $92,174, resulting in net unrealized appreciation of $101,562.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the six months ended December 31, 1997, the Fund's custody fee was reduced by $752 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS       % PER ANNUM
-------------------------------------
First $500 million              .75%
Next $500 million               .70%
Over $1 billion                 .65%

         For the six months ended December 31, 1997, the Fund incurred expenses of approximately $300

                           VAN KAMPEN AMERICAN CAPITAL
                                   VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          DECEMBER 31, 1997 (UNAUDITED)

representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by VKAC.
         For the six months ended December 31, 1997, the Fund incurred expenses of approximately $15,700 representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.
      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.
       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
          The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
      At December 31, 1997, VKAC owned 108,357 shares of Class A, 7,988 shares of Class B, and 7,670 shares of Class C.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
     At December 31, 1997,  capital aggregated  $1,309,148,  $84,841 and $79,301 for Classes A, B and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                       SHARES            VALUE
                                 ------------- ----------------
Sales:
  Class A                                   3              $50
  Class B                                 269            4,948
                                 ============= ================
Total Sales                               272           $4,998
                                 ============= ================

Dividend Reinvestment:
  Class A                              16,533         $202,198
  Class B                               1,219           14,905
  Class C                               1,170           14,313
                                 ============= ================
Total Dividend Reinvestment            18,922         $231,416
                                 ============= ================

      At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for
Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:


                                       SHARES            VALUE
                                 ------------- ----------------
Sales:
  Class A                              81,367       $1,000,000
                                 ============= ================


Dividend Reinvestment:
  Class A                                 177           $2,074
                                 ============= ================


Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   CONTINGENT DEFERRED
                                      SALES CHARGE
                                  CLASS B       CLASS C
YEAR OF REDEMPTION                 SHARES       SHARES
------------------------------  ------------- ------------
First                              5.00%         1.00%
Second                             4.00%         None
Third                              3.00%         None
Fourth                             2.50%         None
Fifth                              1.50%         None
Sixth and Thereafter                None         None

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $928,297 and $976,140, respectively.

 5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

BOARD OF TRUSTEES                                             INVESTMENT ADVISER
J. MILES BRANAGAN                                             VAN KAMPEN AMERICAN CAPITAL
RICHARD M. DEMARTINI*                                         INVESTMENT ADVISORY CORP.
LINDA HUTTON HEAGY                                            One Parkview Plaza
R. CRAIG KENNEDY                                              Oakbrook Terrace, Illinois 60181
DENNIS J. MCDONNELL*
JACK E. NELSON                                                DISTRIBUTOR
DON G. POWELL*
PHILIP B. ROONEY                                              VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
FERNANDO SISTO                                                One Parkview Plaza
WAYNE W. WHALEN* - Chairman                                   Oakbrook Terrace, Illinois 60181

OFFICERS                                                      SHAREHOLDER SERVICING AGENT

DENNIS J. MCDONNELL*                                          ACCESS INVESTOR SERVICES, INC.
    President                                                 P.O. Box 418256
                                                              Kansas City, Missouri 64141-9256
RONALD A. NYBERG*
    Vice President and Secretary                              CUSTODIAN

EDWARD C. WOOD, III*                                          STATE STREET BANK AND TRUST COMPANY
    Vice President and Chief Financial Officer                225 Franklin Street
                                                              P.O. Box 1713
CURTIS W. MORELL*                                             Boston, Massachusetts 02105
    Vice President and Chief Accounting Officer
                                                              LEGAL COUNSEL
JOHN L. SULLIVAN*
    Treasurer                                                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                                                              333 West Wacker Drive
TANYA M. LODEN*                                               Chicago, Illinois 60606
    Controller
                                                              INDEPENDENT ACCOUNTANTS
PETER W. HEGEL*
ALAN T. SACHTLEBEN*                                           KPMG PEAT MARWICK LLP
PAUL R. WOLKENBERG*                                           Peat Marwick Plaza
     Vice Presidents                                          303 East Wacker Drive
                                                              Chicago, Illinois 60601


*            "Interested" persons of the Fund, as defined in the                     --------------------------------------------
             Investment Company Act of 1940.                                                   TAX NOTICE TO CORPORATE
                                                                                                    SHAREHOLDERS
                                                                                     For 1997, 6.26% of the dividends taxable as
copyright    Van Kampen American Capital Distributors, Inc., 1998                    ordinary income qualified for the 70%
             All Rights Reserved.                                                    dividends received deduction for corporation.
SM           denotes a service mark of Van Kampen American Capital                   --------------------------------------------
             Distributors, Inc.




This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a Quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Glossary of Terms................................   5
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  15
Statement of Operations..........................  16
Statement of Changes in Net Assets...............  17
Financial Highlights.............................  18
Notes to Financial Statements....................  21

AGG SAR 2/98

                             LETTER TO SHAREHOLDERS



February 1, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in                        [PHOTO]
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.               DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                          Continued on page two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.
    But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
    Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK
    We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                        Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]

Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS

Six-month total return based on NAV(1)...   14.70%     14.33%      14.32%

Six-month total return(2)................    8.07%      9.33%      13.32%

One-year total return(2).................    7.15%      7.72%      11.82%

Life-of-Fund average annual total
return(2)................................    8.46%      9.37%      11.80%

Commencement date........................  05/29/96   05/29/96   05/29/96

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV): The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

STANDARD AND POOR'S 500-STOCK INDEX: An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on its current price relative to its earnings.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

We recently spoke to the management team of the Van Kampen American Capital Aggressive Growth Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.


   Q WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

   A Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. After peaking at 8259 in early August, the Dow Jones Industrial
Average (DJIA) entered several months of heightened volatility. This period culminated in October, when the stock market became very sensitive to economic turmoil in Southeast Asia, and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.
    Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.


   Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

   A Our fundamental investment strategy for the Fund remains consistent: we look for stocks with rising earnings expectations and rising valuations. We select stocks based on a company's potential to outperform earnings expectations--to produce a positive earnings surprise. Conversely, we sell stocks if their earnings estimates or valuations are declining. Using a "bottom-up" selection process, we evaluate securities one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. In other words, we don't mandate what percentage of the Fund's assets should be in any given industry--instead, we select the stocks that best meet our criteria. Finally, we normally keep the portfolio fully invested in equity investments, rather than holding a large percentage of the Fund's assets in cash.

   Q  WHAT SECTORS HAD THE MOST SIGNIFICANT IMPACT ON THE FUND?

   A Technology and energy both drove up and pulled down the performance of the Fund at various times during the reporting period. The situation in Asia took a toll on the technology sector for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies--any of which would have hindered performance during the reporting period. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this bodes ill for the future earnings of many technology companies. The Fund is moderately weighted in this sector, given these concerns. Although we eliminated several battered semiconductor stocks from the portfolio, including Applied Materials, other areas of the technology sector recorded favorable returns. Compuware and Dell Computer continue to be large positions for the Fund.
    We have a substantial weighting in the energy sector, primarily due to our focus on oil industry service providers. Currently, supply and demand in the oil industry are in balance, but the United States is starting to deplete its reserves. Drillers and manufacturers of land rig equipment seem to be especially well positioned to take advantage of this environment, and most exploration companies are in a growth cycle. A bout of profit-taking at year-end caused a dip in stock prices, so we sold some of our holdings, including Diamond Offshore, and trimmed Atwood Oceanics. Despite this decline, oil industry service providers still have the strong fundamentals that propelled their stocks throughout most of the year, and earnings estimates are favorable. We believe that conditions are in place for a long up-cycle for this sector.


   Q  WHAT SPECIFIC HOLDINGS SUPPORTED THE FUND'S PERFORMANCE?

   A Many of the assets we took out of the technology sector went into retail. Our holdings here included Best Buy, which cut operating costs and recently enjoyed an earnings surprise. Stage Stores is an attractive holding--it is an upscale department store chain that targets rural markets, where competition is minimal and demand is high. It's been a profitable niche for Stage Stores, and its stock price has risen over 50 percent in the past six months. Finally, we've been impressed by the fast growth of smaller grocery store chains, and Wild Oats Markets fits into this category.
    Health care has offered some impressive opportunities as well. Guidant and Arterial Vascular Engineering are two of the world's leading manufacturers of stents, which are devices used in heart bypass surgery. These stocks advanced steadily during the reporting period. Also, we've seen solid growth from Safeskin, a manufacturer of latex gloves used throughout the health-care industry--its stock price has appreciated more than 90 percent in the past six months. Finally, we increased our position in HBO & Co., a company that specializes in information systems and technology for the healthcare field. For additional

Fund portfolio highlights, please refer to page nine. There is no guarantee that these stocks will perform as favorably in the future.


   Q  HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

   A The Fund achieved a six-month total return of 14.70 percent(1) (Class A shares at net asset value) as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 9.82 percent, and the Russell
2000-Stock Index, which more closely resembles the Fund, returned 11.04 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000-Stock Index reflects the general performance of smaller-cap stocks.

    Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page four for additional Fund performance results.


   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

   A We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

    Although small-cap stocks have outperformed large caps over the long term, the entire small-cap universe has been challenged in the past six months. However, we believe that small caps are positioned for a rebound, albeit a gradual and perhaps volatile one. Small caps typically are more expensive than large-cap stocks on a relative basis, but currently their valuations are at the low end of their historical range. In the past, such an environment has preceded a bounce-back in small-company stock prices. We anticipate that stock selection will play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.

[SIG]
Alan T. Sachtleben
Chief Investment Officer
Equity Investments

[SIG]
Gary M. Lewis
Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                   AS OF              AS OF
                             DECEMBER 31, 1997    JUNE 30, 1997
Dell Computer Corp. .......         2.8%.......       4.2%
Suiza Foods Corp. .........         2.0%.......        N/A
American Disposal Services,
  Inc.  ...................         1.6%.......        N/A
Arterial Vascular
  Engineering, Inc.  ......         1.6%.......        N/A
Compuware Corp. ...........         1.4%.......       2.1%
Applied Graphics
  Technologies, Inc.  .....         1.3%.......       0.5%
HBO & Co. .................         1.3%.......        N/A
Safeskin Corp. ............         1.3%.......        N/A
Guidant Corp. .............         1.2%.......       1.4%
Clear Channel
  Communications, Inc.  ...         1.2%.......       1.2%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                              AS OF  DECEMBER 31, 1997                                          AS OF JUNE 30, 1997
Technology ................         29%........                  Technology ................         35%........
Consumer Distribution .....         14%........                  Consumer Distribution .....          9%........
Consumer Services .........         14%........                  Consumer Services .........         10%........
Health Care ...............         13%........                  Health Care ...............         10%........
Energy ....................         10%........                  Energy ....................         10%........

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  96.2%
CONSUMER DISTRIBUTION  13.9%
Abacus Direct Corp. (a).....................................   60,000    $  2,460,000
Abercrombie & Fitch Co., Class A (a)........................   50,000       1,562,500
American Eagle Outfitters, Inc. (a).........................   50,000       1,743,750
AmeriCredit Corp. (a).......................................   40,000       1,107,500
Barnes & Noble, Inc. (a)....................................   40,000       1,335,000
Best Buy Co., Inc. (a)......................................   60,000       2,212,500
CompUSA, Inc. (a)...........................................   70,000       2,170,000
Consolidated Stores Corp. (a)...............................   25,000       1,098,438
General Nutrition Cos., Inc. (a)............................   65,000       2,210,000
Herman Miller, Inc..........................................   25,000       1,364,062
Insight Enterprises, Inc. (a)...............................   60,000       2,205,000
Jacor Communications, Inc., Class A (a).....................   30,000       1,593,750
Maximus, Inc. (a)...........................................   26,300         636,131
Party City Corp. (a)........................................   60,000       1,935,000
Proffitt's, Inc. (a)........................................   80,000       2,275,000
Ross Stores, Inc............................................   30,000       1,091,250
Stage Stores, Inc. (a)......................................   70,000       2,616,250
The Earthgrains Co..........................................   40,000       1,880,000
Wild Oats Markets, Inc. (a).................................   35,000       1,262,188
                                                                         ------------
                                                                           32,758,319
                                                                         ------------
CONSUMER DURABLES  0.7%
Windmere-Durable Holdings, Inc. (a).........................   80,000       1,805,000
                                                                         ------------
CONSUMER NON-DURABLES  5.3%
Action Performance Cos., Inc. (a)...........................   35,000       1,325,625
Canandaigua Brands, Inc., Class A (a).......................   40,000       2,215,000
Interstate Bakeries Corp....................................   50,000       1,868,750
Linens 'N Things, Inc. (a)..................................   35,000       1,526,875
Suiza Foods Corp. (a).......................................   76,500       4,556,531
Tefron, Ltd. (a)............................................   41,000         943,000
                                                                         ------------
                                                                           12,435,781
                                                                         ------------
CONSUMER SERVICES  13.6%
American Disposal Services, Inc. (a)........................  100,000       3,650,000
Bright Horizons, Inc. (a)...................................   16,900         316,875
Capstar Hotel Co. (a).......................................   60,000       2,058,750
Caribiner International, Inc. (a)...........................   60,000       2,670,000

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Chancellor Media Corp. (a)..................................   15,000    $  1,119,375
Cinar Films, Inc., Class B (a)..............................   21,000         816,375
CKE Restaurants, Inc........................................   50,000       2,106,250
Clear Channel Communications, Inc. (a)......................   35,000       2,780,312
Consolidated Graphics, Inc. (a).............................   50,000       2,331,250
Heftel Broadcasting Corp., Class A (a)......................   40,000       1,870,000
Mail-Well, Inc. (a).........................................   60,000       2,430,000
Medialink Worldwide, Inc. (a)...............................   65,000         877,500
Outdoor Systems, Inc. (a)...................................   35,000       1,343,125
Romac International, Inc. (a)...............................   60,000       1,466,250
Snyder Communications, Inc. (a).............................   35,000       1,277,500
Staffmark, Inc. (a).........................................   60,000       1,897,500
Valassis Communications, Inc. (a)...........................   50,000       1,850,000
Whittman-Hart, Inc. (a).....................................   35,000       1,198,750
                                                                         ------------
                                                                           32,059,812
                                                                         ------------
ENERGY  9.4%
Cliffs Drilling Co. (a).....................................   15,000         748,125
Coflexip SA - ADR (France) (a)..............................   25,000       1,387,500
Cooper Cameron Corp. (a)....................................   36,000       2,196,000
Dril-Quip, Inc. (a).........................................    6,500         228,313
ENSCO International, Inc....................................   30,000       1,005,000
EVI, Inc. (a)...............................................   40,000       2,070,000
Friede Goldman International, Inc. (a)......................   69,800       2,085,275
Grey Wolf, Inc. (a).........................................  125,000         671,875
IRI International Corp. (a).................................   75,000       1,050,000
Key Energy Group, Inc. (a)..................................   50,000       1,084,375
Marine Drilling Cos., Inc. (a)..............................   45,000         933,750
Mitcham Industries, Inc. (a)................................   40,000         730,000
Nabors Industries, Inc. (a).................................   30,000         943,125
National Oilwell, Inc. (a)..................................   60,000       2,051,250
Patterson Energy, Inc. (a)..................................   50,000       1,934,375
Stolt Comex Seaway S.A. (a).................................   25,000       1,250,000
Varco International, Inc. (a)...............................   80,000       1,715,000
                                                                         ------------
                                                                           22,083,963
                                                                         ============

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
FINANCE  5.1%
American Capital Strategies, Ltd. (a).......................   25,000    $    453,125
Bank United Corp., Class A..................................   25,000       1,223,437
Capital One Financial Corp..................................   20,000       1,083,750
Conseco, Inc................................................   25,000       1,135,938
Fidelity National Financial, Inc............................   35,000       1,089,375
First Alliance Corp. (a)....................................   45,000         826,875
Imperial Bancorp (a)........................................   30,000       1,479,375
Imperial Credit Commercial Mortgage Investment Corp. (a)....  125,000       1,828,125
Providian Financial Corp....................................   40,000       1,807,500
Sirrom Capital Corp.........................................   20,000       1,042,500
                                                                         ------------
                                                                           11,970,000
                                                                         ------------
HEALTHCARE  12.4%
Advance Paradigm, Inc. (a)..................................   40,000       1,270,000
Arterial Vascular Engineering, Inc. (a).....................   55,000       3,575,000
Cooper Cos., Inc. (a).......................................   45,000       1,839,375
Dura Pharmaceuticals, Inc. (a)..............................   25,000       1,146,875
ESC Medical Systems, Ltd. (a)...............................   60,000       2,325,000
Guidant Corp................................................   45,000       2,801,250
HBO & Co....................................................   60,000       2,880,000
Medical Manager Corp. (a)...................................   60,000       1,080,000
Medicis Pharmaceutical Corp., Class A (a)...................   33,562       1,715,857
MedQuist, Inc. (a)..........................................   50,000       1,737,500
Parexel International Corp. (a).............................   40,000       1,480,000
Renal Care Group, Inc. (a)..................................   30,000         960,000
Rexall Sundown, Inc. (a)....................................   60,000       1,811,250
Sunrise Assisted Living, Inc. (a)...........................   30,000       1,293,750
Theragenics Corp. (a).......................................   28,000       1,008,000
Total Renal Care Holdings, Inc. (a).........................   83,333       2,291,658
                                                                         ------------
                                                                           29,215,515
                                                                         ------------
PRODUCER MANUFACTURING  3.0%
Allied Waste Industries, Inc. (a)...........................   75,000       1,748,437
Casella Waste Systems, Inc., Class A (a)....................    2,500          65,938
Newpark Resources, Inc. (a).................................  120,000       2,100,000
SIPEX Corp. (a).............................................   60,000       1,815,000
The Shaw Group, Inc. (a)....................................   56,000       1,288,000
                                                                         ------------
                                                                            7,017,375
                                                                         ============

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.6%
Maverick Tube Corp. (a).....................................   40,000    $  1,012,500
Safeskin Corp. (a)..........................................   50,000       2,837,500
                                                                         ------------
                                                                            3,850,000
                                                                         ------------
TECHNOLOGY  27.8%
Advantage Learning Systems, Inc. (a)........................   50,000       1,068,750
Analysts International Corp.................................   38,000       1,311,000
Applied Graphics Technologies, Inc. (a).....................   55,000       2,928,750
Aspect Development, Inc. (a)................................   25,000       1,300,000
Barra, Inc. (a).............................................   22,500         542,812
BMC Software, Inc. (a)......................................   30,000       1,968,750
CBT Group PLC - ADR (Ireland) (a)...........................   25,000       2,053,125
Check Point Software Technologies, Ltd. (a).................   28,000       1,141,000
Citrix Systems, Inc. (a)....................................   30,000       2,280,000
Computer Learning Centers, Inc. (a).........................   20,000       1,225,000
Compuware Corp. (a).........................................  100,000       3,200,000
Concord Communications, Inc. (a)............................   29,700         616,275
Daou Systems, Inc. (a)......................................   40,000       1,250,000
Dell Computer Corp. (a).....................................   75,000       6,300,000
Digital Lightwave, Inc. (a).................................   50,000         656,250
EFTC Corp. (a)..............................................   80,000       1,300,000
EMC Corp. (a)...............................................   70,000       1,920,625
Engineering Animation, Inc. (a).............................   20,000         920,000
International Telecommunication Data Systems, Inc. (a)......    4,500         144,000
J.D. Edwards & Co. (a)......................................   40,000       1,180,000
Keane, Inc. (a).............................................   40,000       1,625,000
Legato Systems, Inc. (a)....................................   30,000       1,320,000
Manugistics Group, Inc. (a).................................   30,000       1,338,750
Mastech Corp. (a)...........................................   70,000       2,222,500
MICROS Systems, Inc. (a)....................................   24,000       1,080,000
Network Appliance, Inc. (a).................................   50,000       1,775,000
Peoplesoft, Inc. (a)........................................   40,000       1,560,000
QuadraMed Corp. (a).........................................   75,000       2,062,500
Sapient Corp. (a)...........................................   21,000       1,286,250
Saville Systems PLC - ADR (Ireland) (a).....................   40,000       1,660,000
Siebel Systems, Inc. (a)....................................   30,000       1,254,375
Systems & Computer Technology Corp. (a).....................   24,000       1,191,000

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Uniphase Corp. (a)..........................................   35,000    $  1,448,125
Veritas DGC, Inc. (a).......................................   35,000       1,382,500
VERITAS Software Corp. (a)..................................   40,000       2,040,000
Visio Corp. (a).............................................   40,000       1,535,000
Vitesse Semiconductor Corp. (a).............................   30,000       1,132,500
Waters Corp. (a)............................................   50,000       1,881,250
Yahoo!, Inc. (a)............................................   40,000       2,770,000
Yurie Systems, Inc. (a).....................................   80,000       1,615,000
                                                                         ------------
                                                                           65,486,087
                                                                         ------------
TRANSPORTATION  1.6%
Airborne Freight Corp.......................................   35,000       2,174,375
Halter Marine Group, Inc. (a)...............................   60,000       1,732,500
                                                                         ------------
                                                                            3,906,875
                                                                         ------------
UTILITIES  1.8%
AES Corp. (a)...............................................   40,000       1,865,000
AirTouch Communications, Inc. (a)...........................   60,000       2,493,750
                                                                         ------------
                                                                            4,358,750
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $180,354,686)................................................     226,947,477
                                                                         ------------
REPURCHASE AGREEMENT  4.4%
  BA Securities ($10,305,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $10,308,721)
    (Cost $10,305,000)...............................................      10,305,000
                                                                         ------------
TOTAL INVESTMENTS  100.6%
  (Cost $190,659,686)................................................     237,252,477
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)........................      (1,482,451)
                                                                         ------------
NET ASSETS  100.0%...................................................    $235,770,026
                                                                          -----------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $190,659,686).......................  $237,252,477
Cash........................................................           876
Receivables:
  Investments Sold..........................................     2,433,555
  Fund Shares Sold..........................................     1,711,199
  Dividends.................................................        24,825
Unamortized Organizational Costs............................        71,688
                                                              ------------
      Total Assets..........................................   241,494,620
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,566,639
  Fund Shares Repurchased...................................       749,399
  Distributor and Affiliates................................       261,856
  Investment Advisory Fee...................................        50,949
Accrued Expenses............................................        48,464
Trustees' Deferred Compensation and Retirement Plans........        47,287
                                                              ------------
      Total Liabilities.....................................     5,724,594
                                                              ------------
NET ASSETS..................................................  $235,770,026
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $197,493,815
Net Unrealized Appreciation.................................    46,592,791
Accumulated Net Investment Loss.............................    (1,618,518)
Accumulated Net Realized Loss...............................    (6,698,062)
                                                              ------------
NET ASSETS..................................................  $235,770,026
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $103,271,485 and 9,066,096 shares of
    beneficial interest issued and outstanding).............  $      11.39
    Maximum sales charge (5.75%* of offering price).........           .69
                                                              ------------
    Maximum offering price to public........................  $      12.08
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $119,558,005 and 10,622,816 shares of
    beneficial interest issued and outstanding).............  $      11.25
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,940,536 and 1,149,255 shares of
    beneficial interest issued and outstanding).............  $      11.26
                                                              ============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $    284,608
Dividends...................................................        90,802
                                                              ------------
    Total Income............................................       375,410
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       858,021
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $126,015, $575,442 and $64,479,
  respectively).............................................       765,936
Shareholder Services........................................       549,434
Trustees' Fees and Expenses.................................        15,512
Amortization of Organizational Costs........................        10,586
Legal.......................................................         9,557
Custody.....................................................           875
Other.......................................................       155,309
                                                              ------------
    Total Expenses..........................................     2,365,230
    Less Fees Deferred......................................       406,180
                                                              ------------
    Net Expenses............................................     1,959,050
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,583,640)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 20,042,277
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    39,121,376
  End of the Period.........................................    46,592,791
                                                              ------------
Net Unrealized Appreciation During the Period...............     7,471,415
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 27,513,692
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 25,930,052
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended December 31, 1997 and the Year Ended
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                    Six Months Ended         Year Ended
                                                    December 31, 1997       June 30, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................   $ (1,583,640)         $ (1,683,612)
Net Realized Gain/Loss.............................     20,042,277           (25,868,909)
Net Unrealized Appreciation During the Period......      7,471,415            39,073,042
                                                      ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     25,930,052            11,520,521
                                                      ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     95,455,248           183,003,605
Cost of Shares Repurchased.........................    (74,643,176)          (65,305,867)
                                                      ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     20,812,072           117,697,738
                                                      ------------          ------------
TOTAL INCREASE IN NET ASSETS.......................     46,742,124           129,218,259
NET ASSETS:
Beginning of the Period............................    189,027,902            59,809,643
                                                      ------------          ------------
End of the Period (Including accumulated net
  investment loss of $1,618,518 and $34,878,
  respectively)....................................   $235,770,026          $189,027,902
                                                      ============          ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              May 29, 1996
                                                                             (Commencement
                                                                             of Investment
                                          Six Months Ended     Year Ended   Operations) to
Class A Shares                            December 31, 1997 June 30, 1997    June 30, 1996
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................      $ 9.948         $ 9.118          $9.430
                                               -------         -------          ------
  Net Investment Loss....................        (.055)          (.065)          (.002)
  Net Realized and Unrealized
    Gain/Loss............................        1.498            .895           (.310)
                                               -------         -------          ------
Total from Investment Operations.........        1.443            .830           (.312)
                                               -------         -------          ------
Net Asset Value, End of the Period.......      $11.391         $ 9.948          $9.118
                                               =======         =======          ======
Total Return (a).........................       14.70%**         9.10%          (3.29%)**
Net Assets at End of the Period (In
  millions)..............................       $103.3         $  84.0           $30.3
Ratio of Expenses to Average Net
  Assets*................................        1.29%           1.30%           1.29%
Ratio of Net Investment Loss to Average
  Net Assets*............................        (.96%)          (.81%)          (.50%)
Portfolio Turnover.......................          84%**          186%              4%**
Average Commission Paid Per Equity Share
  Traded (b).............................      $ .0611         $ .0568          $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets.................................        1.64%           1.61%          2.05%
Ratio of Net Investment Loss to Average
  Net Assets.............................       (1.31%)         (1.12%)        (1.25%)

**Non-Annualized

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------


                                                                                May 29, 1996
                                                                               (Commencement
                                                                               of Investment
                                          Six Months Ended     Year Ended     Operations) to
Class B Shares                           December 31, 1997    June 30, 1997    June 30, 1996
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................      $ 9.867           $ 9.112           $9.430
                                              -------           -------           ------
  Net Investment Loss...................        (.090)            (.105)           (.006)
  Net Realized and Unrealized
    Gain/Loss...........................        1.477              .860            (.312)
                                              -------           -------           ------
Total from Investment Operations........        1.387              .755            (.318)
                                              -------           -------           ------
Net Asset Value, End of the Period......      $11.254           $ 9.867           $9.112
                                              =======           =======           ======
Total Return (a)........................       14.33%**            8.34%           (3.39%)**
Net Assets at End of the Period (In
  millions).............................       $119.6           $  94.2           $ 25.5
Ratio of Expenses to Average Net
  Assets*...............................        2.05%              2.05%            2.06%
Ratio of Net Investment Loss to Average
  Net Assets*...........................       (1.72%)            (1.55%)          (1.28%)
Portfolio Turnover......................          84%**             186%               4%**
Average Commission Paid Per Equity Share
  Traded (b)............................      $ .0611           $ .0568           $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets................................        2.40%             2.35%           2.81%
Ratio of Net Investment Loss to Average
  Net Assets............................       (2.07%)           (1.86%)         (2.04%)

**Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                               May 29, 1996
                                                                               (Commencement
                                                                               of Investment
                                        Six Months Ended     Year Ended       Operations) to
Class C Shares                          December 31, 1997   June 30, 1997      June 30, 1996
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................      $ 9.869           $9.113             $ 9.430
                                             -------           ------             -------
  Net Investment Loss..................        (.095)           (.103)              (.006)
  Net Realized and Unrealized
    Gain/Loss..........................        1.486             .859               (.311)
                                             -------           ------             -------
Total from Investment Operations.......        1.391             .756               (.317)
                                             -------           ------             -------
Net Asset Value, End of the Period.....      $11.260           $9.869             $ 9.113
                                             =======           ======             =======
Total Return (a).......................       14.32%**           8.34%              (3.39%)**
Net Assets at End of the Period (In
  millions)............................       $12.9            $ 10.8                $3.9
Ratio of Expenses to Average Net
  Assets*..............................        2.04%             2.05%               2.05%
Ratio of Net Investment Loss to Average
  Net Assets*..........................       (1.72%)           (1.54%)             (1.28%)
Portfolio Turnover.....................          84%**            186%                  4%**
Average Commission Paid Per Equity
  Share Traded (b).....................     $ .0611            $.0568             $ .0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets...............................        2.40%            2.35%               2.81%
Ratio of Net Investment Loss to Average
  Net Assets...........................       (2.07%)          (1.85%)             (2.04%)

**Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $6,166,547 which will expire on June 30, 2005.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $190,659,686; the aggregate gross unrealized appreciation is $53,324,902 and the aggregate gross unrealized depreciation is $6,732,111 resulting in net unrealized appreciation of $46,592,791.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $8,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $31,700, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $413,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $85,649,766, $100,900,885 and
$10,943,164 for Classes A, B, and C, respectively. For the period ended December 31, 1997, transactions were as follows:

                                                 SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................    5,813,366   $ 67,741,269
  Class B....................................    2,145,577     24,688,031
  Class C....................................      259,837      3,025,948
                                               -----------   ------------
Total Sales..................................    8,218,780   $ 95,455,248
                                               ===========   ============
Repurchases:
  Class A....................................   (5,187,564)  $(60,220,184)
  Class B....................................   (1,071,728)   (12,027,097)
  Class C....................................     (208,839)    (2,395,895)
                                               -----------   ------------
Total Repurchases............................   (6,468,131)  $(74,643,176)
                                               ===========   ============

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A...................................   9,770,450   $ 92,970,307
  Class B...................................   8,682,864     81,053,761
  Class C...................................     950,840      8,979,537
                                              ----------   ------------
Total Sales.................................  19,404,154   $183,003,605
                                              ==========   ============
Repurchases:
  Class A...................................  (4,658,667)  $(44,877,839)
  Class B...................................  (1,934,698)   (17,864,738)
  Class C...................................    (284,968)    (2,563,290)
                                              ----------   ------------
Total Repurchases...........................  (6,878,333)  $(65,305,867)
                                              ==========   ============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $70,500 and CDSC on redeemed shares of approximately $177,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $198,286,460 and $181,495,974, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $467,200.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at www.vkac.com -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting www.vkac.com and selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998 the report, if used with prospective investors, must be accompanied by a quarterly performance update.

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       28